As filed with the Securities and Exchange Commission on September 21, 2007

Registration Nos. 2-99810 and 811-04391

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ X ]
Pre-Effective Amendment		[ ]
Post-Effective Amendment No. 99		[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940		[ X ]
Amendment No. 97		[ X ]

OLD MUTUAL ADVISOR FUNDS II
(Exact name of registrant as specified in Declaration of Trust)

4643 South Ulster Street, Suite 600, Denver, Colorado 80237
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code (720) 200-7600

Julian F. Sluyters
Old Mutual Capital, Inc.
4643 South Ulster Street, Suite 600, Denver, Colorado 80237
(Name and Address of Agent For Service)

Copies to:
William H. Rheiner, Esq.	and to	Andra C. Ozols, Esq.
Ballard Spahr Andrews & Ingersoll, LLP		Old Mutual Capital, Inc.
1735 Market Street, 51st Floor		4643 South Ulster Street, Suite 600
Philadelphia, PA 19103-7599		Denver, CO 80237
(215) 864-8600		(720) 200-7600

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Filing.

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ X ]	on November 19, 2007 pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Offered: Common Stock

OLD MUTUAL ADVISOR FUNDS II

[________________], 2007 PROSPECTUS

OLD MUTUAL DISCOVER VALUE FUND

INSTITUTIONAL CLASS SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether the information contained in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Page

INTRODUCTION	1
MORE ABOUT THE FUND	5
Investment Strategies and Risks	5
More About Investment Strategies and Risks	6
Disclosure of Portfolio Holdings	7
THE INVESTMENT ADVISOR & SUB-ADVISORS	7
The Investment Advisor	7
The Sub-Advisors	8
The Portfolio Managers	9
ABOUT YOUR INVESTMENT	10
Your Share Price	10
Valuing Portfolio Securities	10
INVESTING IN THE FUND	11
Policy Regarding Excessive or Short Term Trading	11
Institutional Class Shares	14
Buying Shares	14
Selling Shares	15
General Policies	16
Distribution and Taxes	20
Revenue Sharing	21

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INTRODUCTION

An Introduction to Old Mutual Advisor Funds II and this Prospectus

Old Mutual Advisor Funds II® (“OMAF II” or the “Trust”) offers a convenient and economical means of investing in professionally managed portfolios of securities, called mutual funds. This Prospectus offers Institutional Class shares of the Old Mutual Discover Value Fund (the “Fund”). Shares of other retail mutual funds advised by Old Mutual Capital, Inc. (together with the Fund, “Old Mutual Funds”) are offered by separate prospectuses.

This Prospectus contains important information you should know before investing in the Fund and if you are a shareholder in the Fund. The information is arranged into different sections for easy reading and future reference. To obtain more information about the Fund, please refer to the back cover of this Prospectus.

The Fund primarily invests in equities and is generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Fund may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Fund also may not be suitable for investors who require regular income or stability of principal.

Investment Advisor and Sub-Advisors

Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) has retained the following sub-advisors to assist in managing the Fund: Analytic Investors, Inc.; Barrow, Hanley, Mewhinney & Strauss, Inc.; and Thomson, Horstmann & Bryant, Inc. For information about the Advisor and Sub-Advisors, see the Investment Advisor & Sub-Advisors sections of this Prospectus.

FUND SUMMARY

[On side panel:	Ticker symbols:	Institutional Class – [_______]

OLD MUTUAL DISCOVER VALUE FUND

Morningstar Category: Small Value	Sub-Advisors: Analytic Investors, Inc.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Thomson Horstmann & Bryant, Inc.

INVESTMENT APPROACH

The Fund seeks to provide investors with long-term capital growth. To pursue this goal, the Fund normally invests at least 65% of its assets in equity securities of small cap companies with value characteristics. The Fund may also invest in larger companies if they represent better prospects for capital appreciation. Equity securities in which the Fund may invest include common and preferred stocks. Although the Fund normally invests in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities.

[On side panel: What the Fund Is – And Is Not

The Fund is a mutual fund – a pooled investment that is professionally managed and provides you the opportunity to participate in financial markets. The Fund strives to meet its stated goals, although as with all mutual funds, it cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize a Sub-Advisor’s determination of an investment’s value or a Sub-Advisor may misgauge that value.

Small Company Risk. The Fund invests primarily in small cap companies. While small cap companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small cap issuer at an acceptable price, especially in periods of market volatility.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund’s value style of investing, and the Fund’s returns may vary considerably from other equity funds using different investment styles. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. In addition, the Fund’s value approach carries the risks that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

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Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

Performance information is not presented because the Fund is new. Performance information will be presented for the Fund after it has been in operation for one complete calendar year.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you would pay as an investor in this Fund. Shareholder fees are paid directly from your account. Annual fund operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	2.00%(1)
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	[___]%(2)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	[___]%(2)
Total Annual Operating Expenses	[___]%
Expense (Reduction)/Recoupment	[___]%
Net Annual Operating Expenses	[___]%(3)

(1)	Imposed on redemptions within 10 calendar days of purchase.

(2)

The “Management Fees” information reflects the management fee arrangement with Old Mutual Capital, which includes fees for advisory and administrative services. Because the Fund is new, the “Other Expenses” are based on estimated amounts for the current fiscal year.

(3)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed 1.17% for Institutional Class shares of the Fund. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived or expenses absorbed pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in

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effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years
Institutional Class	$[___]	$[___]

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MORE ABOUT THE FUND

Investment Strategies and Risks

The Fund seeks to achieve its investment objective through its principal investment strategies. This section of the Prospectus discusses the Fund’s principal investment strategies and other investment strategies in greater detail and describes additional risks associated with an investment in the Fund. The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks. The back cover of this Prospectus explains how you can get a copy of the SAI.

Sub-Advisor Allocations

Old Mutual Capital will allocate the assets of the Fund between Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”) and Thomson Horstmann & Bryant, Inc. (“THB”) such that each will manage between 45% and 55% of the Fund’s assets. Analytic Investors, Inc. (“Analytic”) was retained as a sub-advisor by Old Mutual Capital to provide non-discretionary investment management services to Barrow Hanley. Analytic does not directly manage any of the Fund’s assets. Old Mutual Capital monitors the allocation of assets between Barrow Hanley and THB and will re-allocate the Fund’s assets no less frequently than quarterly, if necessary, to keep the allocation within the target range. Reallocation of assets are accomplished by allocating purchase or redemption proceeds and, if necessary, reallocating cash or securities.

Barrow, Hanley, Mewhinney & Strauss, Inc. and Analytic Investors, Inc.

The Barrow Hanley Diversified Small Cap Value equity strategy is designed to exploit inefficiencies in the small cap sector through a proprietary, quantitative “factor” model that comprehensively analyzes and ranks the universe of companies comprising the Russell 2000 Index.  The model incorporates more than 70 fundamental, valuation, and price-based factors that are utilized to identify companies for which the intrinsic value of the underlying business is significantly greater than the market price of the stock.  The firm refers to this phenomenon as “value gap”.  A sampling of metrics (factors) that typically indicates a “value gap” includes below-average price-to-revenue ratios, below-average price-to-earnings ratios, below-average price-to-book ratios, and above-average free cash flow yields.  Based on the ranking by the model of the Russell 2000 stocks, the 150 to 200 stocks determined to be the most undervalued (i.e. exhibit the largest “value gap”) versus the universe (market) are selected for purchase in the portfolio, provided they meet the firm’s risk-control criteria.   By employing a disciplined value-oriented strategy, through a systematic and risk-controlled quantitative methodology, the overall goal of the firm’s strategy is to consistently generate superior excess returns while assuming below-average levels of risk.

Founded in 1970, Analytic Investors is a quantitative investment firm with recognized expertise in quantitative stock selection based on dynamic factor modeling.  Analytic Investors manages in excess of $12 billion for institutional investors and mutual fund portfolios in various quantitative strategies.  Barrow Hanley utilized the quantitative modeling expertise of Analytic Investors to create a quantitative factor model that replicates the small cap value stock selection process employed by Barrow Hanley.  Analytic Investors analyzes the factors driving Barrow Hanley’s stock selection and applies these ‘derived factor’ weightings to rank the Russell 2000 universe of stocks.  The 150-200 stocks determined to be the most undervalued versus the universe are selected for purchase in the portfolio, subject to risk management parameters optimized to the Russell 2000 Value benchmark.  The resulting portfolio is rebalanced daily and a new trade-list is provided to and executed by Barrow Hanley.  Analytic’s research is integral to the portfolio management of that portion of the Fund’s assets allocated to Barrow Hanley.

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Thomson Horstmann & Bryant, Inc.

The research process at THB looks to evaluate companies with three sets of criteria in mind: valuation, quality, and potential for growth. To begin, THB attempts to identify securities where either the market has significantly undervalued the potential of the company with regards to its operating structure and profitability, or has failed to recognize the inherent value on a cost replacement basis. With conservative valuation as a basis, THB looks to evaluate companies from a quality perspective with particular focus on profitability, capital structure, and coverage ratios. A bias to relatively low price-to-earnings multiple securities and relatively low institutional ownership characterize security preference.

More About Investment Strategies and Risks

Foreign Securities. While the Fund generally emphasizes investments in securities traded in the United States, the Fund may invest up to 20% of its assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, that have principal business activities outside of the United States and are not traded in the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs. The Fund may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. ADRs are not considered foreign securities for purposes of the limitations stated above under Foreign Securities.

Fixed-Income Securities. While the Fund generally emphasizes investments in equity securities such as common and preferred stocks, it may also invest in investment grade fixed-income securities. Fixed-income securities in which the Fund might invest include bonds, debentures, and other corporate or government obligations. The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in the interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that are “illiquid.” A security is illiquid if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that the Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Fund may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

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Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of the Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

Fund Turnover. The Fund does not have limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Fund may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs the Fund pays and may adversely affect its performance. In addition, the sale of Fund securities may generate capital gains, which, when distributed, may be taxable to you.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures related to the disclosure of the Fund’s portfolio holdings is available at oldmutualfunds.com and in the SAI. The back cover of this Prospectus explains how you can get a copy of the SAI.

THE INVESTMENT ADVISOR & SUB-ADVISORS

The Investment Advisor

Old Mutual Capital, located at 4643 S. Ulster Street, Suite 600, Denver, Colorado 80237, is the investment Advisor for the Fund. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”), which is an indirect wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Old Mutual Capital has been the investment advisor to the Trust since 2006. Old Mutual Capital managed approximately $[___] billion in mutual fund assets as of September 30, 2007.

As investment advisor, Old Mutual Capital oversees the investment decisions made by the Sub-Advisors, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisors. Old Mutual Capital also oversees the Sub-Advisors’ compliance with prospectus limitations and other relevant investment restrictions. In addition, Old Mutual Capital provides certain administrative services for the Fund.

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the SEC that permits the Trust to employ a “manager of managers” structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement.

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Shareholders will be notified of any appointment of unaffiliated sub-advisor(s) to the Fund. Shareholders of the Fund have the right to terminate a subadvisory agreement with an unaffiliated sub-advisor at any time by a vote of the majority of the outstanding voting securities of the Fund. The SEC exemptive order also permits the Fund to disclose to shareholders the aggregate fees paid to Old Mutual Capital and unaffiliated sub-advisor(s) by a Fund.

The Sub-Advisors

Analytic is a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071. Analytic provides quantitative research and systematic factor modeling that Barrow Hanley utilizes to manage its allocation of the Fund’s assets. Analytic does not exercise discretionary authority over, or otherwise directly manage, any of the Fund’s assets. Analytic is an affiliate of OMUSH, and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $[___] billion in assets as of September 30, 2007.

Barrow Hanley is a Nevada corporation located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. With the assistance of Analytic’s quantitative research and systematic factor modeling, Barrow Hanley manages and supervises its allocation of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Barrow Hanley is an affiliate of Old Mutual Capital and OMUSH. Barrow Hanley has provided investment strategies to institutional investors and mutual funds since 1979. Barrow Hanley managed approximately $[___] billion in assets as of September 30, 2007.

THB is a Delaware corporation located at Park 80 West/Plaza One, 5th Floor, Saddle Brook, New Jersey 07663. THB manages and supervises its allocation of the Fund’s assets, subject to the supervision of Old Mutual Capital. THB is a wholly-owned subsidiary of OMUSH. THB has provided investment management services since 1982. THB managed approximately $[___] billion in assets as of September 30, 2007.

Management Fees

The table below shows the management fee as a percentage of average net assets, including breakpoints:

Fund	$0 to less than $500 million	$500 million to less than $1 billion	$1.0 billion or greater
Old Mutual Discover Value Fund*	[___]%	[___]%	[___]%
*	Management fees paid to Old Mutual Capital include both advisory and administrative fees.

The Sub-Advisors are entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of each Fund. The fee arrangement for the Sub-Advisors is described in the SAI.

A discussion regarding the basis for the Board’s approval of the investment advisory contract between the Trust and Old Mutual Capital and the sub-advisory agreements between the Trust, Old Mutual Capital and each Sub-Advisor will be available in the Trust’s Annual Report to Shareholders, which will be available on the Fund’s Website at oldmutualfunds.com. The back cover of this Prospectus explains how you can get a copy of the Annual Report when it becomes available.

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The Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of the Fund and a brief biographical description of each portfolio manager. The SAI provides additional information about the portfolio managers’ investments in the Fund or Funds that they manage, a description of their compensation structure and information regarding other accounts that they manage.

Barrow Hanley

John P. Harloe, CFA, joined Barrow Hanley as a principal in 1995 from Sterling Capital Management, where he served as a vice president and equity portfolio manager/analyst for nine years. During the remainder of his 31-year investment career, Mr. Harloe worked with James McClure at American National Insurance Company, American Capital Management and Research, and Oppenheimer & Co., Inc.

James S. McClure, CFA, joined Barrow Hanley as a principal in 1995 from Goldman Sachs Asset Management, where he had been a vice president and senior portfolio manager, managing the Capital Growth Fund, as well as separate accounts. During his 35-year investment career, he has served as the Chief Investment Officer, and then President and Chief Operating Officer at National Securities and Research Corporation. He also served as the Chief Investment Officer and executive vice president at Oppenheimer & Co., Inc. He managed mutual funds at American Capital Management and Research and was initially a securities analyst at American National Insurance Company.

THB

William W. Bryant, Jr. is a founding partner of THB, which was founded in 1982, and has served as a member of THB’s small cap investment team since that time. Mr. Bryant also serves as Chairman of THB’s Executive Committee and has held that position since 2006.

William W. Bryant III, CFA, joined THB in November 2006 and currently serves as a member of THB’s small cap investment team and as a Senior Research Analyst. Prior to joining THB, Mr. Bryant held the position of Senior Manager at Washington Asset Management (2004 to November 2006) and was a portfolio manager at Edgewood Management Co. (2000 to 2004).

Christopher N. Cuesta, CFA, joined THB in July 2002. Mr. Cuesta currently serves as a member of THB’s small cap investment team and has held that position since 2002. Prior to joining THB, Mr. Cuesta held the position of equity associate at Solomon Smith Barney (1999 to 2002).

Richard A. Horstmann, CFA, is a founding partner and Principal of THB. Mr. Horstmann currently serves as a member of THB’s small cap investment team and has held that position since 1982.

Chad M. Nelson, CFA, joined THB in February 1999. Mr. Nelson currently serves as a member of THB’s small cap investment team and has held that position since 1999. Mr. Nelson also serves as THB’s Chief Investment Officer and has held that position since 2006.

Alexander J. Thomson is a founding partner of THB. Mr. Thomson currently serves as a member of THB’s small cap investment team and has held that position since 1982. Mr. Thomson also serves as THB’s Chairman, President and Chief Executive Officer and has held those positions since 2006.

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ABOUT YOUR INVESTMENT

Your Share Price

The price you pay for a share of the Fund and the price you receive upon selling or redeeming a share of the Fund is called the net asset value (“NAV”). NAV per share class of the Fund is calculated by dividing the total net assets of each class of the Fund by the total number of the classes’ shares outstanding of the Fund. NAV is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

Your purchase, exchange, or redemption of the Fund’s shares will be priced at the next NAV calculated after your request is received in good order by the Fund’s transfer agent or other Fund agents. Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends until the day of redemption. The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance. If the Fund invests in another investment company, the Fund’s NAV is based in part on the NAV of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“financial intermediaries”) that may include the Fund as an investment alternative in the programs they offer or administer. If you buy shares through a financial intermediary, generally your order must be received by the financial intermediary and transmitted to Old Mutual Investment Partners (the “Distributor”) or its designee by the close of regular trading on the NYSE in order for you to receive that day’s offering price. Otherwise, the order will receive the offering price that is determined on the next day the NYSE is open. The Trust and financial intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in “good order.” Financial intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Distributor or its designee in a timely manner. The Trust will be deemed to have received a purchase or redemption order from authorized financial intermediaries (“authorized financial intermediaries”) when the financial intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after such order is unconditionally accepted by an authorized financial intermediary or its authorized designee.

Valuing Portfolio Securities

The Fund uses pricing services to determine the market value of the securities in its portfolio. Except as discussed below, the Fund generally uses the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Fund’s portfolio, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Short-term investments are priced at amortized cost, which approximates market value. The market value of bonds is determined based on an evaluated price. If the Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the NYSE, the price of the Fund’s shares may change on days when its shares are not available for purchase or sale. If a market quotation is not readily available or is

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believed to be unreliable, the security is valued at fair value pursuant to procedures approved by the Board.

Fair Value Pricing

The Fund has fair value pricing procedures in place, and a Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is believed to be unreliable, is unavailable, or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before the Fund calculates its NAV. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, the Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in the Fund’s securities. The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.

INVESTING IN THE FUND

Policy Regarding Excessive or Short Term Trading

While the Old Mutual Funds provide shareholders with daily liquidity, they are intended to be a long-term investment vehicle and are not designed for investors that engage in short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•	cause the Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
•	force the Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
•	increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in or out; or
•	dilute the value of Fund shares held by long-term shareholders.

The Trust, Old Mutual Capital, and their agents, will not knowingly permit investors to excessively trade the Fund, although no guarantees can be made that all such trading will be identified and restricted. Purchase and sale orders may be received through financial intermediaries. The Trust, Old Mutual Capital, and their agents cannot always know or reasonably detect short-term trading through financial intermediaries, or through the use of omnibus accounts by financial intermediaries.

To minimize harm to the Fund and its shareholders, the Trust, Old Mutual Capital, and their agents reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

The Board has adopted, and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, “Old Mutual Capital”) and their agents have

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implemented the following tools designed to discourage excessive short-term trading in the Fund and Old Mutual Funds:

•	trade activity monitoring;
•	trading guidelines for certain Old Mutual Funds;
•	a redemption/exchange fee on short-term trades in certain Old Mutual Funds; and
•	selective use of fair value pricing.

Each of these tools is described in more detail below except fair value pricing, which is described in the preceding section. Although these tools are designed to discourage short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that short-term trading activity in the Fund will occur. Moreover, each of these tools other than the redemption/exchange fee involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor’s trading history in the Old Mutual Funds, other funds, and accounts under common ownership, influence or control. Old Mutual Capital and the Fund may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The Trust or its agent has entered into a shareholder information agreement with each of its Financial Intermediaries, as such term is defined by Rule 22c-2 under the Investment Company Act of 1940, as amended, pursuant to which such Financial Intermediaries are obligated to provide individual shareholder transaction information to the Trust or its agents for the purpose of monitoring individual shareholder trading activity. Old Mutual Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder’s account other than exchanges into an affiliated money market fund (if available). Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Old Mutual Fund shareholders.

The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts that are held by intermediaries other than Financial Intermediaries (“Second-Tier Intermediaries”) may be limited because Second-Tier Intermediaries may choose not to disclose individual shareholder transaction information, or may not disclose such information in a timely manner upon the Trust’s request. Old Mutual Capital and its agents rely on Financial Intermediaries and the willingness, ability and rights of Second-Tier Intermediaries to monitor trading activity in omnibus accounts and/or enforce the Fund’s excessive short-term trading policy. Old Mutual Capital and its agents will attempt to apply the excessive short-term trading policy uniformly to all accounts.

Trading Guidelines

If a shareholder exceeds four exchanges out of an Old Mutual Fund (other than the Old Mutual Cash Reserves Fund, which is offered by separate prospectus) per calendar year, or if the Trust, Old Mutual Capital, or one of their agents, determines that a shareholder’s short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Trust will not knowingly

12

accept any additional purchase and exchange orders from such shareholder. The Trust, Old Mutual Capital, and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, for legitimate trading purposes and consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one Old Mutual Fund to purchase shares of one or more other Old Mutual Funds is considered a single exchange. The Trust may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a financial intermediary in violation of the short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked. Old Mutual Capital and its agents may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges. The Trust and Old Mutual Capital also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities rather than cash.

Redemption/Exchange Fee

The Fund imposes a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Fund within 10 calendar days of their purchase. The Fund will impose a redemption/exchange fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Old Mutual Capital assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the redemption/exchange fee for the benefit of the remaining shareholders.

The Fund charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

The Fund will not charge the 2.00% redemption/exchange fee on transactions involving the following:

•

total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that do not have the systematic capability to process the fee;

•

total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Fund to waive or not to impose the fee;

•	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Fund or a financial intermediary;
•	redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from the Fund;
•	redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

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•	redemptions initiated by the Fund, as permitted in the prospectus.

The Fund’s goal is to apply the redemption/exchange fee to all shares of the Fund regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain financial intermediaries and preexisting contrary legal covenants and agreements with financial intermediaries.

Certain financial intermediaries such as broker/dealers, banks, insurance companies and retirement plan administrators may impose frequent trading restrictions that differ from the Fund’s frequent trading restrictions, if such frequent trading restrictions are deemed by the Advisor or its agents to sufficiently protect Fund shareholders. Please contact your financial intermediary to determine what frequent trading restrictions may apply to your account.

Institutional Class Shares

The Fund offers Institutional Class shares. Institutional Class shares are intended, where available, to be exempt from state blue sky registration. Institutional Class shares are available to the following categories of eligible investors and require a minimum initial investment of $1 million in a Fund:

•	A bank, trust company, or other type of depository institution;

•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;

•	Pension or profit sharing plans or the custodian for such a plan;

•	Qualified or non-qualified employee benefit plans whose investment decisions are made by a fiduciary; and

•

“Wrap account” programs established with broker/dealers or financial intermediaries and (i) the program for which the shares are being acquired places orders for shares through an omnibus or pooled account with the Fund or its agent; and (ii) the Fund or its agent does not pay any type of administrative or service fee on the investment in Institutional Class shares to the program sponsor or any third party.

Other institutional investors who invest at least $2 million in a Fund are eligible to purchase Institutional Class shares. Intermediaries through which accounts are held on an omnibus basis generally may meet an investment minimum in Institutional Class shares by aggregating multiple accounts in the same Fund, subject to the discretion of and based upon criteria established by Old Mutual. Old Mutual reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors. Registered investment companies advised by Old Mutual Capital are not subject to the minimums.

Buying Shares

Buying Institutional Class Shares

You may purchase shares of the Fund directly through the Fund’s transfer agent or through select financial intermediaries that are authorized to sell you shares of the Fund. Such financial intermediaries may charge you a fee for this service in addition to the Fund’s public offering price. The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized

14

representative accepts your order. Purchases of shares of the Fund may be made on any day on which the NYSE is open for business. If you purchase shares directly through the Fund’s transfer agent, your order must be received before 4:00 p.m. Eastern Time for your purchase order to be effective on the day you place your order. If you order shares through a financial intermediary, the financial intermediary must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Funds for your purchase order to be effective on the day you place your order. The financial intermediary is responsible for promptly transmitting purchase orders to the Fund so that you may receive the same day’s NAV.

Concepts to Understand

TRADITIONAL IRA. An individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA. An IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA. An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

SIMPLE IRA. An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult your financial advisor or a tax advisor.

Selling Shares

Selling Institutional Class Shares

You may sell your Institutional Class shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund’s transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund’s next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. The broker-dealer or financial institution may charge you a fee for this service.

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	Redemptions by check, wire or ACH in excess of $50,000;
•	Requests to send proceeds to a different address or payee;

15

•	Requests to send proceeds to an address that has been changed within the last 30 days; and
•	Requests to wire proceeds to a different bank account.

For joint accounts, each signature must be guaranteed. A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association and must include the title of the signatory. A notary public does not provide a signature guarantee. A valid signature guarantee must appear in the following format:

“Signature(s) Guaranteed”
[Institution’s Name]
By: [Signature]
Title: [Title of Signatory]

Systematic Withdrawal Plan

A Systematic Withdrawal Plan permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account. Consult your broker, dealer, or financial institution regarding how to establish this feature. Please note that to utilize this feature, you must maintain an account balance of $5,000 or more.

General Policies

•

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Trust is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

•	The Fund may reject or suspend acceptance of purchase orders.
•	The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.
•

Payment for telephone purchases must be received by the Fund’s transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

•

When placing a purchase, sale, or exchange order through an authorized representative, it is the representative’s responsibility to promptly transmit your order to the Fund’s transfer agent so that you may receive that same day’s NAV.

•

SEI Trust Company, the custodian for IRAs and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

16

•

Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans or shareholders who consent to receive account statements and regulatory mailings electronically. The Fund will provide 60 days’ prior notice of the imposition of this fee. The Fund will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

•

For non-retirement accounts, if the value of your investment in the Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days’ prior notice of such redemption. Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

•	Asset allocation programs set up in networked accounts, which have been pre-approved by the Fund, will not be subject to the minimum account balances as described above.
•

The Fund produces account statements, annual and semi-annual financial reports and annual updates to the prospectus that will be mailed to you. You may elect to receive the account statements, financial reports and prospectus updates electronically by enrolling at oldmutualfunds.com. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund. Call your broker-dealer or financial advisor if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial advisor.

Exchanges Between Funds

You may exchange some or all Institutional Class shares of the Fund for Institutional Class shares of any other Old Mutual Fund that offers Institutional Class shares, as long as the Fund is open to new investors.

If a shareholder exceeds four exchanges out of any of the Old Mutual Funds (except the Old Mutual Cash Reserves Fund) per calendar year, or if the Old Mutual Funds, Old Mutual Capital, or one of their agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section of this prospectus titled “Investing in the Fund - Policy Regarding Excessive or Short-Term Trading” for details of the limitations on exchanging between Old Mutual Funds and the redemption/exchange fee. The minimum investment requirements, as stated in the section of the Prospectus titled “Investing in the Fund – Institutional Class Shares”, also apply to exchanges.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired. Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange. Shareholders may realize a taxable gain or a loss on any exchange.

To Open an Account

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

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In Writing:

Complete the application.

Mail your completed application and a check to:

Regular Mail:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

Overnight Mail:

Old Mutual Advisor Funds II

210 West 10th Street, 8th Floor

Kansas City, Missouri 64105

By Telephone:

Call us at 888-772-2888 to receive an account application and receive an account number.

By Wire:

Call us at 888-772-2888 to receive an application and account number. Wire your investment to the bank listed below.

United Missouri Bank of Kansas City, N.A.

ABA # 10-10-00695

Account # 98705-23469

Include the following information with the wiring instructions:

Fund name in which you wish to invest

Your name

Your Social Security or tax ID number

Your account number

Return the account application.

To Make Additional Investments to an Existing Account

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Fill out an investment slip.

Mail the slip and the check to:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

By Telephone:

Call us at 888-772-2888.

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By Wire:

Have your bank send your investment to:

United Missouri Bank of Kansas City, N.A.

ABA # 10-10-00695

Account # 98705-23469

Include the following information with the wiring instructions:

Fund name

Your name

Your Social Security or tax ID number

Your account number

By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

Via the Internet:

Complete the bank information section on the account application.

Enter the “My Account” section of the OMAF II Website located at oldmutualfunds.com and follow the instructions for purchasing shares.

To Sell Shares

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Write a letter of instruction that includes the following information:

your name(s) and signature(s)

your account number

the Fund name

the dollar amount you wish to sell

how and where to send the proceeds

If required, obtain a signature guarantee (see the “Selling Shares” section of this Prospectus). Mail your request to:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

By Telephone:

Sales orders may be placed by telephone provided this option was selected on your account application. There may be limitations on sales orders placed by telephone (see the “Limitations on selling shares by

19

telephone” section of this Prospectus). Please call 888-772-2888. Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

By Wire:

Sale proceeds may be wired at your request. Be sure OMAF II has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

Please note that sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

Via the Internet:

Enter the “My Account” section of the OMAF II Website located at oldmutualfunds.com and follow the instructions for redeeming shares.

Distribution and Taxes

The Fund pays dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in the Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of the Fund, whether for cash or for shares of another Old Mutual Fund, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) short-term capital gains will apply if you sell your shares or exchange your shares for shares of another Old Mutual Fund up to 12 months after buying; and (2) long-term capital gains will apply if you sell or exchange your shares after 12 months. The table below describes the tax rates for each.

Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone’s tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

Taxability of Distributions to Individuals and Other Non-Corporate Shareholders

Type of Distribution	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	5%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	5%	5%

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Revenue Sharing

Payments by the Distributor, Old Mutual Capital, or their Affiliates

The Advisor, Distributor or one or more of their affiliates, from time to time, makes payments from their own resources to financial intermediaries in exchange for certain services provided by the financial intermediary, such as placing the Trust and the Fund on the financial intermediary’s sales system, placing the Trust and the Fund on the financial intermediary’s preferred or recommended list, marketing support services, networking services (including account maintenance and transaction processing), and/or administrative or recordkeeping support services (collectively “revenue sharing payments”). Such payments are in addition to any distribution and service fees that may be payable by the Fund.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the financial intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the financial intermediary.

From time to time, the Advisor or its affiliates pays “networking fees” to certain broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces the Trust’s costs in processing shareholder transactions. These networking fees compensate the broker for its expense in processing transactions through the clearinghouse.

Old Mutual Capital or its affiliates pay certain financial intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Fund; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Fund.

Financial intermediaries may be compensated differently depending on the nature and extent of the services they provide. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to financial intermediaries at an annual rate specified in writing by the Distributor or its affiliates. These payments generally represent a percentage of a financial intermediary’s sales and/or the value of Fund shares within a financial intermediary’s client accounts. In addition, financial intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the financial intermediary. Old Mutual Capital and the Sub-Advisors will benefit from the Distributor’s activity through increased advisory fees if additional assets are acquired through sale of Fund shares through such financial intermediaries.

Revenue sharing payments may provide financial intermediaries with an incentive to favor shares of a Fund over sales of shares of other mutual funds or non-mutual fund investments. You may wish to take

21

such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial intermediary and its representatives.

For the fiscal year ended March 31, 2007, the Distributor, the Advisor, or one or more of their affiliates had revenue sharing arrangements in place with the following financial intermediary: E*Trade.

Payments by Old Mutual Advisor Funds II

The Trust may also, from time to time, make payments to financial intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Trust may also pay networking fees to brokers, up to certain limits.

YOU CAN FIND FURTHER DETAILS IN THE SAI ABOUT THESE PAYMENTS MADE TO FINANCIAL INTERMEDIARIES. YOU CAN ALSO SPEAK TO YOUR FINANCIAL INTERMEDIARY FOR MORE INFORMATION ABOUT THE PAYMENTS MADE BY THE DISTRIBUTOR, OLD MUTUAL CAPITAL, THEIR AFFILIATES, OR THE FUND, TO SUCH FINANCIAL INTERMEDIARY. IN CERTAIN CASES, THE PAYMENTS COULD BE SIGNIFICANT AND MAY CAUSE A CONFLICT OF INTEREST FOR YOUR FINANCIAL INTERMEDIARY.

FINANCIAL HIGHLIGHTS

Financial Highlights are not presented because the Fund is new.

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FOR MORE INFORMATION

For investors who want more information about Old Mutual Advisor Funds II, the following documents are available free upon request:

Statement of Additional Information

The SAI provides more information about the Fund and is incorporated into this Prospectus by reference.

Annual and Semiannual Reports

The Annual and Semiannual Reports provide financial and performance information about the series funds of the Trust, their investments and a discussion of the market conditions and investment strategies that significantly affected performance during the period.

To obtain a copy of the SAI, Annual and Semiannual Reports, or other information and for shareholder inquiries, contact Old Mutual Advisor Funds II:

By Telephone:	888-772-2888

By Mail:	Old Mutual Advisor Funds II P.O. Box 219534 Kansas City, Missouri 64121-9534

Via the Internet:
Old Mutual Advisor Funds II Website	oldmutualfunds.com
EDGAR database on the SEC Website	http://www.sec.gov

By E-mail or in Person from the SEC:
(you will pay a copying fee for this service)	E-mail the SEC at publicinfo@sec.gov

Visit or write:	SEC Public Reference Section Washington, D.C. 20549-0102

Call 1-202-942-8090 for information about the operation of the Public Reference Room

INVESTMENT ADVISOR

Old Mutual Capital, Inc.

DISTRIBUTOR

Old Mutual Investment Partners

SEC File Number 811-04391

R-07-xxx xx/2007

OLD MUTUAL ADVISOR FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

DATED [____________], 2007

This Statement of Additional Information (“SAI”) relates to the Institutional Class shares of the Old Mutual Discover Value Fund (the “Fund”), a series portfolio of the Old Mutual Advisor Funds II (the “Trust”).

This SAI is not a prospectus. It is intended to provide additional information regarding the activities and operations of Trust and the Fund. It supplements and should be read in conjunction with the current prospectuses dated [_____________], 2007 for the Fund, as amended or supplemented from time to time. To obtain a copy of the Trust’s prospectuses, please visit oldmutualfunds.com or call 888-772-2888.

The Fund’s audited financial statements and accompanying notes for the fiscal year ended March 31, 2008, and the report of [__________________], with respect to such financial statements, will appear in the Trust’s next Annual Report and are incorporated by reference in this SAI. The Trust’s Annual Report will be available at oldmutualfunds.com or by calling 888-772-2888.

i

THE TRUST

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company, known as a mutual fund. The Trust was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc., and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). On July 21, 1992, sharehoslders of the Trust approved an Agreement and Articles of Merger pursuant to which the Trust was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors’ Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust’s name to the PBHG Funds, Inc. On July 16, 2001, PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust’s name changed to PBHG Funds. Effective November 1, 2005, the Board of Trustees (the “Board”) voted to change the Trust’s name to Old Mutual Advisor Funds II. Effective October [___], 2007, the Board voted to change the Trust’s name to Old Mutual Funds II.

Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) serves as the investment advisor to the Fund. Shareholders may purchase shares of the Fund through Institutional Class shares. Eligibility requirements for Institutional Class shares are provided in the “Purchase and Redemptions of Shares – General Information Regarding Purchases” section of this SAI. No investment in shares of the Fund should be made without first reading the Fund’s prospectus. Capitalized terms not defined in this SAI are defined in the Fund’s prospectus.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of the Fund is fundamental and may not be changed as to the Fund without approval by the holders of a majority of the Fund's outstanding voting shares. Such majority is defined in the Investment Company Act of 1940, as amended (“1940 Act”) as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. The investment objective of the Fund is set forth below:

FUND	INVESTMENT OBJECTIVE
Old Mutual Discover Value Fund	Long-term capital growth

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions which, in addition to those restrictions described in the prospectuses, are fundamental and may not be changed without approval by a majority vote of the Fund’s shareholders.

Several of these Fundamental Investment Restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Fund.

1.

The Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions

2.	The Fund may not borrow money or issue senior securities, defined below, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 3 of the “Non-Fundamental Investment Restrictions” section for further information.

3.

The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

4.

The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Please refer to number 4 of the “Non-Fundamental Investment Restrictions” section for further information.

5.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

7.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

Please refer to number 5 of the “Non-Fundamental Investment Restrictions” section for further information.

The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund, subject to the limitations of the 1940 Act.

Except for borrowing under Fundamental Restriction number 2, the foregoing limitations will apply at the time of the purchase of a security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board without a vote of shareholders.

1.

The Fund may not invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

2.

In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

3.

In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or a portfolio of another registered investment company whose investment adviser is Old Mutual Capital or whose investment adviser is controlling, controlled by, or under common control with Old Mutual Capital (“Affiliated Fund”) on such terms and conditions as the SEC may require in an exemptive order on which the Fund may rely. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when borrowings exceed 5% of the Fund’s total assets.

4.

In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance and diversified finance).

5.

In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33⅓% of its total assets and may lend money to another Affiliated Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Fund may rely.

6.

Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund. The Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Fund may rely.

7.	The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Except for investments in illiquid securities under Non-Fundamental Restriction number 1 and borrowing under Non-Fundamental Restriction number 3, the foregoing limitations will apply at the time of the purchase of a security.

DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

The Fund may invest in equity securities, including common, preferred, and interests in publicly traded limited partnerships, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible preferred and convertible debt securities.

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. See “Description of Permitted Investments - General Risks of Investing in Stocks.” In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Code and may trigger adverse tax consequences (please refer to the “Taxes” section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Rights and Warrants. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of the Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

Convertible Securities. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock or other equity security, usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, the Fund’s selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Advisor and applicable sub-advisor take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

General Risks of Investing in Stocks. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
•	Factors affecting an entire industry, such as increases in production costs; and
•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

The Fund’s investment in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

The Fund may invest in certain debt securities. Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

U.S. Government Agency Obligations. Certain Federal agencies such as the Government National Mortgage Association (“GNMA”) have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies’ right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association (“FNMA”) is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. Government Securities. Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations. Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”). Under the STRIPS program, the Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

Repurchase Agreements. Repurchase agreements are agreements by which a person (e.g., the Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by the Fund, the Fund’s custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller’s estate.

Mortgage-Backed Securities. Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and Other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Collateralized Mortgage Obligations (CMOS). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Mortgage Dollar Rolls. The Fund may invest in mortgage dollar rolls. In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Receipts. Receipts are separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.

The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Senior Loans. Senior Loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders. Senior Loans generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium.

These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Advisor or sub-advisor as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

Variable and Floating Rate Instruments. Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Zero Coupon Bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

Factors Affecting the Value of Debt Securities. The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

[Matt: should we add a disclosure here re: subprime risk?]

Interest Rates. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk. This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

Extension Risk. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Credit Ratings. Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called “investment-grade” because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Advisor or sub-advisor may determine that it is of investment-grade. The Advisor or sub-advisor may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund currently use ratings compiled by Moody’s Investor Services (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”), and Fitch. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section “Bond Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Advisor or sub-advisor may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Advisor or sub-advisor monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

SHORT-TERM INVESTMENTS

Commercial Paper and Other Cash Equivalents. Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Bank Obligations. The Fund will only invest in a security issued by a commercial bank if the bank:

•	Has total assets of at least $1 billion, or the equivalent in other currencies; and
•	Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or
•	Is a foreign branch of a U.S. bank and the Advisor believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Bankers’ Acceptance. A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit. A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

Demand Instruments. Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

Time Deposits. A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

DERIVATIVES

The Fund may invest in certain derivatives. Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. The Fund may use derivatives for various purposes including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested or to enhance return. The Fund may also invest in derivatives to protect its investments against changes resulting from market conditions (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging the Fund’s assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission (“SEC”) and its staff.

Futures Contracts

Futures Transactions. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm that is a member of the relevant contract market.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore are not subject to registration or regulation as a pool operator under the CEA. In connection with this exclusion, the Fund is subject to special calls for information by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, the Fund upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund may earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contracts does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts. In instances involving the purchase of futures contracts by the Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contract is unleveraged. In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Advisor or sub-advisor expected to replicate substantially the movement of such futures or index future contract.

For information concerning the risks associated with utilizing futures contracts, please refer the “Risks of Transactions in Futures Contracts and Options” section of this SAI below.

Options. Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that the Fund may utilize are discussed below.

Writing Call Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

The Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from the Fund’s securities portfolio, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. When the Fund writes a put option, it will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

The Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. The Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

Securities Index Options. The Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund’s securities or securities it intends to purchase. The Fund will only write “covered” options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Advisor or sub-advisor, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by the Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.” A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Options on Futures. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

The Fund will “cover” any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund’s custodian and marking to market daily an amount sufficient to cover the futures contract.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Over-The-Counter Options. The Fund may enter into contracts to write over-the-counter options with primary dealers. The Fund has established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, the Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. The Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, that the option is “in-the-money” (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is “out-of-the-money.” If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is “in-the-money.”

Risks of Transactions in Futures Contracts and Options.

Futures

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Advisor or sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Fund’s ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

Options

A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If the Fund is unable to affect a closing purchase transaction, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Advisor or the sub-advisor may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that the Fund can write on a particular security.

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer”, makes periodic payments to the other party, a “protection seller”, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default or similar event. In addition, when the Fund is a protection buyer, the Fund’s investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

The Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Currency Transactions. The Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor or the sub-advisor may enter into settlement hedges in the normal course of managing the Fund’s foreign investments. The Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor or the sub-advisor.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Advisor or the sub-advisor in analyzing and predicting currency values. Forward contracts may substantially change the Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor or the sub-advisor anticipates. For example, if a currency’s value rose at a time when the Advisor or sub-advisor had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If the Advisor or the sub-advisor hedges the Fund’s currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor or the sub-advisor increases the Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Advisor or the sub-advisor will be advantageous to the Fund or that it will hedge at an appropriate time.

European Economic and Monetary Union. The European Economic and Monetary Union (the “EMU”) currently has 28 European states as members, with several additional states being considered for membership. The EMU adopted the “euro” as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

American Depositary Receipts (ADRS), European Depositary Receipts (EDRS), and Global Depositary Receipts (GDRS). ADRs are securities, typically issued by a U.S. financial institution (a “Depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the Depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts (CDRs), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a Depositary, whereas an unsponsored facility may be established by a Depositary without participation by the issuer of the receipt’s underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The Depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

OTHER PERMITTED INVESTMENTS

Interfund Loans. The Fund may lend uninvested cash up to 15% of its net assets to other current and future Affiliated Funds and the Fund may borrow from other Affiliated Funds to the extent permitted under the Fund’s investment restrictions. If the Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, the Fund will secure all of its loans from other Affiliated Funds by pledging securities or other Fund assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount. The ability of the Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to the Trust, Old Mutual Insurance Series Fund and Old Mutual Capital. Borrowing creates leverage and can magnify the Fund’s losses, which risk is mitigated by limiting the amount that the Fund can borrow. For more information about the Fund’s borrowing limitations, see number 2 of the “Investment Limitations – Non-Fundamental Restrictions” section of this SAI.

Investment Company Shares. The Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Subject to certain exceptions, applicable regulations prohibit the Fund from acquiring the securities of other investment companies that are not “part of the same group of investment companies” if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund’s total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies. Should the Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Fund include Exchange-traded funds (“ETFs”). An ETF is a type of index fund that trades like a common stock and represent a fixed portfolio of securities designed to track a particular market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. The Fund may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

Initial Public Offerings (IPOs). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Municipal Lease Obligations. The Fund may invest in municipal lease obligations. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Participation Interests. The Fund may invest in participation interests either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Over-The-Counter Securities. The Fund may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the Fund invests may not be as great as that of other securities and, if the Fund was to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Securities That Are Not Readily Marketable. The Fund may invest up to 15% of the value of its net assets, measured at the time of investment, in investments that are not readily marketable. A security which is not “readily marketable” is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Fund may invest in restricted securities. “Restricted” securities generally include securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be “readily marketable” and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Fund. These securities are often called “Rule 144A” securities (see discussion below).

The Fund may not be able to dispose of a security that is not “readily marketable” at the time desired or at a reasonable price. In addition, in order to resell such a security, the Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

Under the supervision of the Board, the Advisor or sub-advisor determines the liquidity of the Trust’s investments and, through reports from the Advisor or sub-advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund’s investments, the Advisor or sub-advisor may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Advisor or sub-advisor may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. If, through a change in values, net assets or other circumstances, the Fund was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Securities Lending. The Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

•	The borrower must provide collateral at least equal to the market value of the securities loaned;

•	The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;
•	The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);
•	The Fund must be able to terminate the loan at any time;
•	The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and
•	The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

•	Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and
•	Experience delays in recovering its securities.

Senior Securities. The term “senior security,” as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and “senior security representing indebtedness” means any senior security other than stock.

The term “senior security” shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

Short Sales.

Description of Short Sales. A security is sold short when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

The Fund typically sells securities short to:

•	Take advantage of an anticipated decline in prices; and
•	Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

Short Sales Against the Box. In addition, the Fund may engage in short sales “against the box.” In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales. The Fund will not short sell a security if:

•	After giving effect to such short sale, the total market value of all securities sold short would exceed 33.3% of the value of the Fund’s net assets;
•	The market value of the securities of any single issuer that have been sold short by the Fund would exceed 2% of the value of the Fund’s net assets; and
•	Such securities would constitute more than 2% of any class of the issuer’s securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

Stand-By Commitments. When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 10% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Advisor or sub-advisor, as the case may be, present minimal credit risks.

When-Issued and Delayed-Delivery Securities. When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging the Fund’s assets. The Fund is permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Fund will maintain liquid assets in such accounts in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. The Fund uses segregated accounts to offset leverage risk.

Other Investments. Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Fund to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

ADDITIONAL INVESTMENT INFORMATION

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period.

High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust and Old Mutual Capital have adopted a Holdings Communication Policy (the “Holdings Policy”) to safeguard Fund holdings information. Under the Holdings Policy, holdings information related to the Fund, including the top holdings, will normally be made available to the general public at oldmutualfunds.com on the 15th calendar day after the end of each calendar quarter. Certain entities or individuals that provide services to the Trust or the Advisor may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”), as described below.

As part of the normal investment activities of the Fund, non-public portfolio holdings information may be provided to the Trust’s service providers which have contracted to provide services to the Trust (including the Advisor, Custodian, Sub-Administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, counsel to the Trust or the independent Trustees, the Trust’s auditors, and certain others). These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust.

Other entities and individuals that may receive non-standard disclosure of portfolio holdings information include the Trust’s independent Trustees, in connection with their regular duties, regulatory authorities and parties to litigation.

Under the Holdings Policy, non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Old Mutual Capital, provided that the service is related to the investment advisory services that Old Mutual Capital provides to the Trust. Such disclosure may only be made subject to the following conditions:

•	a written request for non-standard disclosure must be submitted to and approved in writing by either Old Mutual Capital’s chief compliance officer, general counsel or chief investment officer;
•	the request must relate to an appropriate business purpose; and
•

the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Old Mutual Capital and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

These conditions are intended to ensure that non-standard disclosure is only made when it is in the best interest of shareholders and to avoid any potential conflicts of interest. In addition, any conflicts of interest in granting a request to permit non-standard disclosure are mitigated by requiring the recipient to enter into a written confidentiality agreement prior to receipt of such information. In addition, conflicts of interest are further monitored by the fact that Old Mutual Capital regularly presents to the Trust’s Board the list of recipients of non-standard disclosure of portfolio holdings information (other than regular service providers described above).

Old Mutual Capital, its affiliates and the Trust will not knowingly or intentionally enter into any arrangements with third-parties from which they derive consideration for the disclosure of non-public holdings information. If, in the future, Old Mutual Capital or its affiliates desire to make such arrangements, the appropriate party would seek prior Board approval and such arrangements would be disclosed in this SAI.

Listed below are the entities that currently receive non-standard disclosure of Fund holdings information. Neither the Trust, Old Mutual Capital, nor any other entity receives any compensation or other consideration in connection with each such arrangement.

Entity Name	Frequency of Holdings Disclosure	Restrictions on Use of Holdings Information
FactSet Research Systems, Inc.	Full holdings are disclosed on a daily basis.

Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Old Mutual Fund Services	Full holdings are disclosed on a daily basis.

Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

SETTLEMENTS AND PENDING LITIGATION

In connection with a settlement by the Trust’s former adviser of market timing and selective disclosure actions filed by the Securities and Exchange Commission (“SEC”) and New York Attorney General’s Office (“NYAG”), the former adviser agreed to adopt additional compliance policies and procedures (“Compliance Undertakings”) and meet certain corporate governance obligations. Many of the Compliance Undertakings are more extensive than that required by current regulations. Since these Compliance Undertakings represented protection to the Fund and the portfolios of the affiliated investment company, Old Mutual Insurance Series Fund, and their shareholders, the Advisor has contractually agreed to assume all such Compliance Undertakings. In addition, the Advisor has agreed to meet the following future obligations of the former adviser:

(a)	use its best efforts to obtain the agreement of the Trust to hold a meeting of the Trust’s shareholders, not less than every fifth calendar year starting in 2005, at which the Board will be elected;
(b)

maintain a compliance and ethics oversight infrastructure that includes a Code of Ethics Oversight Committee having responsibility for all matters relating to issues arising under the Advisor’s Code of Ethics;

(c)

maintain an Internal Compliance Controls Committee, to be chaired by the Advisor’s Chief Compliance Officer and include senior executives of the Advisor’s operating businesses, which shall review compliance issues throughout the Advisor’s business, endeavor to develop solutions to such issues, and oversee implementation of such solutions;

(d)

establish a corporate ombudsman to whom the Advisor’s employees may communicate concerns about the Advisor’s business matters that they believe implicate matters of ethics or questionable practices and the Advisor shall review such matters and solutions with the Trust’s independent Trustees;

(e)

have its Chief Compliance Officer be responsible for matters related to conflicts of interest and to report to the Trust’s independent Trustees any breach of fiduciary duty and/or federal securities law of which he or she becomes aware in the course of carrying out his or her duties;

(f)

retain an Independent Distribution Consultant to develop a distribution Plan to pay disgorgement and penalty amounts, and any interest earnings thereon. The Distribution Plan shall provide for investors to receive from the monies available for distribution, in order of priority, (i) their proportionate shares of losses suffered by the Trust due to market timing, and (ii) a proportionate share of advisory fees paid by the Trust’s portfolios that suffered such losses during the period of such market timing;

(g)

retain an Independent Compliance Consultant to conduct a comprehensive review of the Advisor’s supervisory, compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, the Code of Ethics and the Federal securities laws by the Advisor and its employees;

(h)

obtain a report from the Independent Compliance Consultant of its findings of its review of the Advisor, and provide such report to the Trust’s Board of Trustees and the SEC staff. In addition, the Advisor shall adopt all recommendations in the report of the Independent Compliance Consultant, or with respect to any recommendation the Advisor considers unnecessary or inappropriate, propose in writing an alternative policy, procedure or system designed to achieve the same objective or purpose;

(i)	undergo, every third year commencing in 2006, a compliance review by a third party who is not an interested person, as defined in the Investment Company Act of 1940, as amended, of the Advisor;
(j)

reduce management fees by at least $2 million, in the first of five years, from the management fees that would have been paid by the Trust’s portfolios based on the management fees, expense reimbursement and assets under management as of December 31, 2003, and not revise its management fees for a period of five years;

(k)

not provide advisory services to the Trust or Old Mutual Insurance Series Fund (together, the “Trusts”) unless the Chairman of the Board of the Trusts has no Impermissible Relationships, as defined below, with the former adviser or its affiliated persons and at least 75% of each Trust’s Board are not “interested persons” (as defined in the 1940 Act) or former directors, officers or employees of the Trusts’ former adviser or any of its affiliates during the preceding 10 years;

(l)

allow a senior officer (“Senior Officer”) hired by the Trust to assist the Trust’s Board in (i) establishing a process to ensure that proposed management fees to be charged to the Trust are reasonable and negotiated at “arms-length,” and (ii) determining the reasonableness of the proposed management fees by: (a) supervising an annual competitive bidding process; or (b) preparing or directing the preparation of an annual written independent evaluation of the proposed management fees addressing a number of factors designated by the NYAG;

(m)

publicly disclose a reasonable summary of the evaluation provided by the Senior Officer with respect to management fees and the opinions or conclusions of the Board with respect thereto. The summary shall be posted on the Trust’s website and accompany each portfolio’s prospectus, and the availability of such summary shall also be displayed predominantly in periodic account statements furnished to Fund shareholders;

(n)

disclose with each periodic account statement sent to investors by the Advisor, its affiliates or a mutual fund for which the Advisor provides services: (i) the fees and costs in actual dollars, charged to each investor based upon the investor’s most recent quarterly account balance; and (ii) the fees and costs, in actual dollars, that would be charged on a hypothetical investment of $10,000 held for 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced management fee rates (such fees and costs based on $10,000 are the “Hypothetical Fee and Cost Information”);

(o)	maintain a prominent posting on the Trust’s website of a fee/cost calculator and the Hypothetical Fee and Cost Information; and
(p)	disclose the Hypothetical Fee and Cost Information in the Trust’s applicable prospectuses.

Impermissible Relationships include, but are not limited to, any of the following types of relationships: commercial, banking, financial, legal, accounting, consulting, advisory, familial, charitable, employee, director, trustee or officer, provided that a charitable relationship shall not be deemed an Impermissible Relationship if the charitable relationship is disclosed to the Board.

Under the NYAG settlement, if the terms and undertakings in that settlement as described above in points (k) through (m) are not met, the NYAG settlement stipulates that the Advisor shall promptly terminate its management of the Trust. In this event, the Trust would be required to seek new management for the funds or to consider other alternatives.

A list of pending civil lawsuits that involve one or more of the series funds of the Trust, their investment adviser and/or certain other related parties and that are related to the settled actions filed by the SEC and/or the NYAG against various defendants may be found in Exhibit C.

TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee also serves as a Trustee for Old Mutual Insurance Series Fund, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

INDEPENDENT TRUSTEES

Name and Age	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(S) During Past 5 Years	Number of Portfolios in the Old Mutual Fund Family Complex Overseen by Trustee	Other Directorships Held by Trustee
Leigh A. Wilson (62)	Chairman	Since 2005	Chief Executive Officer, New Century Living, Inc. (older adult housing) since 1992. Director, Chimney Rock Winery LLC (2000 - 2004), and Chimney Rock Winery Corp (winery), (1985 - 2004).	27

Trustee, The Victory Portfolios since 1992, The Victory Institutional Funds since 2003, and The Victory Variable Insurance Funds since 1998 (investment companies - 23 total portfolios). Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 2005.

John R. Bartholdson (62)	Trustee	Since 1995	Chief Financial Officer, The Triumph Group, Inc. (manufacturing) (1992 - 2007). Retired.	43

Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 1997. Trustee, Old Mutual Advisor Funds (investment company – 16 portfolios) since 2004. Director or Trustee of ING Clarion Real Estate Income Fund and ING Clarion Real Estate Income Fund.

Jettie M. Edwards (60)	Trustee	Since 1995	Consultant, Syrus Associates (business and marketing consulting firm), (1986 - 2002). Retired.	27

Trustee, EQ Advisors Trust (investment company – 53 portfolios) since 1995. Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 1997. Trustee AXA Enterprise Funds Trust (investment company – 16 portfolios) since 2005.

Albert A. Miller (73)	Trustee	Since 1995	Senior Vice President, Cherry & Webb, CWT Specialty Stores (1995 – 2000). Advisor and Secretary, the Underwoman Shoppes, Inc. (retail clothing stores) (1980 – 2002). Retired.	27	Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 1997.
*	Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

INTERESTED TRUSTEE

Name and Age	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(S) During Past 5 Years	Number of Portfolios in the Old Mutual Fund Family Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Turpin** (46)	Interested Trustee	Since 2007	Chief Operating Officer, Old Mutual US Holdings Inc. (2002 - present). Managing Director, Head of Defined Contribution, Putnam Investments (held various positions) (2002 - 1993).	27

Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 2007. Director, Larch Lane Advisors, LLC since 2007. Director, Provident Investment Counsel since 2007. Director, Ashfield Capital Partners, LLC since 2007. Director, Old Mutual Asset Managers (UK) Ltd. since 2007. Director, Analytic Investors, Inc. since 2007. Director, Copper Rock Capital Partners, LLC since 2006. Director, Old Mutual Asset Management Trust Company since 2005. Director, 2100 Capital Group LLC since 2005. Director, Rogge Global Partners plc since 2005. Director Investment Counselors of Maryland, LLC since 2005.

*	Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.
**

Mr. Turpin’s appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

BOARD COMMITTEES

The Board of Trustees has two standing committees: the Governance and Nominating Committee and the Audit Committee. Currently, the members of each Committee are John Bartholdson, Leigh Wilson, Jettie Edwards and Albert Miller, comprising all the independent Trustees.

Governance and Nominating Committee. The Governance and Nominating Committee selects and nominates those persons for membership on the Trust’s Board of Trustees who would be disinterested trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees with legal advice as needed. During the Trust’s fiscal year ended March 31, 2007, the Governance and Nominating Committee held 2 meetings.

The Governance and Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as trustees, provided: (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, Attention: Secretary of Old Mutual Advisor Funds II. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

Audit Committee. The Audit Committee oversees the financial reporting process for the Trust by monitoring the Trust’s audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire Board and evaluates the independent audit firm’s performance, costs and financial stability. During the Trust’s fiscal year ended March 31, 2007, the Audit Committee held 4 meetings.

BENEFICIAL OWNERSHIP OF SECURITIES

The tables below provide the dollar range of shares owned by each Trustee in the series portfolios of the Trust and the aggregate dollar range of shares owned by each Trustee in registered investment companies overseen by each Trustee within the Old Mutual Fund Family Complex as of December 31, 2006.

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Old Mutual Fund Family Complex Overseen by Trustee

Leigh A. Wilson	None	None
John R. Bartholdson

Old Mutual Analytic U.S. Long/Short Fund:

$10,000 - $50,000

Old Mutual Emerging Growth Fund: $10,000 - $50,000

Old Mutual Focused Fund: $10,000 - $50,000

Old Mutual Select Growth Fund: $10,000 - $50,000

Over $100,000
Jettie M. Edwards	Old Mutual Emerging Growth Fund: $10,000 - $50,000 Old Mutual Growth Fund: $10,000 - $50,000 Old Mutual Cash Reserves Fund: Over $100,000 Old Mutual Barrow Hanley Value Fund: $10,000 - $50,000	Over $100,000
Albert A. Miller

Old Mutual Emerging Growth Fund: $50,000 - $100,000

Old Mutual Growth Fund: $10,000 - $50,000

Old Mutual Select Growth Fund: $10,000 - $50,000

Old Mutual Strategic Small Company Fund:

$10,000 - $50,000

Old Mutual Technology and Communications Fund:

$10,000 - $50,000

Over $100,000

INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Old Mutual Fund Family Complex Overseen by Trustee
Thomas M. Turpin	None	None

None of the Trustees owned securities of the Advisor, the Distributor or their affiliates as of December 31, 2006.

TRUSTEE COMPENSATION

Each Trustee receives a retainer and a per meeting fee. The Trust currently pays the Independent Chairman a yearly retainer of $60,900, each other Independent Trustee a $47,100 yearly retainer, a full Board meeting fee of $1,000 per meeting, a Committee meeting fee of $500 per meeting, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. Annual Board fees may be reviewed periodically and changed by the Board. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

Each Trustee of the Trust received the following compensation during the fiscal year ended March 31, 2007:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation from Trust and Trust Complex Paid to Trustees**
Leigh A. Wilson, Trustee	$98,200	N/A	N/A	$156,333 for services on two Boards
John R. Bartholdson, Trustee	$79,800	N/A	N/A	$170,000 for services on three Boards
Jettie M. Edwards, Trustee	$77,800	N/A	N/A	$124,000 for services on two Boards
Albert A. Miller ,Trustee	$77,800	N/A	N/A	$124,000 for services on two Boards
Thomas M. Turpin, Trustee***	N/A	N/A	N/A	N/A
*	The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.
**	Compensation expenses are allocated pro rata based on the relative net assets of each portfolio included in the Trust Complex.
***

Mr. Turpin’s appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, and consequently receives no compensation from the Trust.

TRUST OFFICERS

The Board elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Fund. The Officers of the Trust receive no direct compensation from the Trust or the Fund for their services as Officers. Each Officer serves as an officer in a similar capacity for Old Mutual Insurance Series Fund, another registered investment company managed by the Advisor.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

OFFICERS

Name and Age*	Position Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(S) During Past 5 Years
Julian F. Sluyters (46)	President and Principal Executive Officer	Since 2006

President, Old Mutual Capital, Inc. and President, Chief Financial Officer and Treasurer, Old Mutual Fund Services, since September 2006. President and Chief Executive Officer, Scudder family of funds (2004 – December 2005). Managing Director UBS Global Asset Management and President and Chief Executive Officer, UBS Fund Services (2001 – 2003).

Edward J. Veilleux (63)	Senior Vice President	Since 2005. Employed for an initial term of three years and thereafter for successive one year terms unless terminated prior to the end of the then current term.

Senior Vice President, Old Mutual Insurance Series Fund since 2005. Chief Compliance Officer, The Victory Portfolios since October 2005. President, EJV Financial Services, LLC since May 2002. Director, Deutsche Bank (and predecessor companies) and Executive Vice President and Chief Administrative Officer, Investment Company Capital Corp. (registered investment advisor and registered transfer agent) (August 1987 to May 2002).

Andra C. Ozols (46)	Vice President and Secretary	Since 2005

Senior Vice President, Secretary, and General Counsel, Old Mutual Capital, Inc., Old Mutual Investment Partners and Old Mutual Fund Services, since July 2005. Executive Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May 2005 and January 1998 - October 1998), and Vice President (2002 - 2004), ICON Advisors, Inc. Director of ICON Management & Research Corporation (2003 - May 2005). Executive Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May 2005) and Vice President (2002 - 2004) of ICON Distributors, Inc. Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and Assistant General Counsel (1998 - 2002), Founders Asset Management LLC.

James F. Lummanick (59)	Vice President and Chief Compliance Officer	Since 2005

Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc., Old Mutual Investment Partners and Old Mutual Fund Services, since 2005. Chief Compliance Officer, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since 2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC (2004 - 2005). Vice President and Chief Compliance Officer, Invesco Funds Group, Inc. (1996 - 2004).

Robert T. Kelly (37)	Treasurer and Principal Financial Officer	Since 2006

Vice President, Old Mutual Capital, Inc. and Old Mutual Fund Services, since April, 2007. Vice President and Director, Old Mutual Fund Services, since October 2006. Vice President of Portfolio Accounting, Founders Asset Management, LLC (2000 – 2006).

Robert D. Lujan (40)	Assistant Treasurer	Since 2006

Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund Accounting Supervisor, Janus Capital Group (2003 - July 2006). Senior Fund Accountant, Janus Capital Management, L.L.C. (2001 – 2003).

Kathryn A. Burns (30)	Assistant Treasurer	Since 2006	Regulatory Reporting Manager, Old Mutual Capital, Inc., since August 2006. Manager, PricewaterhouseCoopers LLP (2004 - July 2006). Senior Associate, PricewaterhouseCoopers LLP (2001 – 2004).
Karen S. Proc (37)	Assistant Secretary	Since 2005

Vice President (since 2006) and Associate General Counsel (since 2005), Old Mutual Capital, Inc. since October 2005. Associate General Counsel, Founders Asset Management LLC (2002 - 2005). Associate Attorney, Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).

*	The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.
**	Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

THE INVESTMENT ADVISER, SUB-ADVISORS AND OTHER SERVICE PROVIDERS

THE ADVISOR

The Advisor is an indirect, wholly-owned subsidiary of Old Mutual plc (“Old Mutual”). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual’s principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom. In addition to advising the Fund, the Advisor provides advisory services to the other series portfolios of the Trust, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds. Old Mutual Insurance Series Fund and Old Mutual Advisor Funds are registered investment companies that are affiliates of the Advisor. The principal business address of the Advisor is 4643 S. Ulster Street, Suite 600, Denver, Colorado 80237.

In addition to providing advisory services to the Trust, the Advisor provides administrative services to the Trust. The Advisor also provides administrative services to Old Mutual Insurance Series Fund (please refer to “The Administrator and Sub-Administrator” section of this SAI for more detail on administrative services). Old Mutual Investment Partners (“Distributor”), the Trust’s Distributor, is a wholly-owned subsidiary of the Advisor (please refer to “The Distributor” section of this SAI for more detail on Old Mutual Investment Partners). Old Mutual Investment Partners also serves as distributor to Old Mutual Insurance Series Fund and Old Mutual Advisor Funds.

The Management Agreement obligates the Advisor to: (i) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations; (ii) make asset allocation and investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund, subject to the supervision of the Board. The Management Agreement also requires the Advisor to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Agreements provide that the Advisor is not responsible for other expenses of operating the Trust. In addition to these advisory services, Agreements obligate Old Mutual Capital to provide the following services: (i) compliance services designed to ensure the Trust’s compliance with applicable federal and state securities laws, rules and regulations; (ii) certain legal services, including without limitation preparing, reviewing and/or filing the Trust’s regulatory reports; and (iii) regular reporting to the Board on the activities of the Trust and the Sub-Advisors. The Management Agreement also requires Old Mutual Capital to oversee the sub-advisors employed to provide portfolio management services to the Fund, including: overseeing the investment decisions of each sub-advisor and conducting ongoing performance reviews and reviewing and monitoring the portfolio trading by each sub-advisor, including without limitation, trade allocation policies and procedures, best execution and the use of soft dollars. The Management Agreement provides certain limitations on the Advisor’s liability, but also provide that the Advisor shall not be protected against any liability to the Trust, its funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Management Agreement also includes an obligation that the Advisor perform the administrative services that were previously provided to the Fund by Old Mutual Fund Services under an administrative services agreement. These administrative services include: (i) overseeing the administration of the Trust’s, and the Fund’s, business and affairs; (ii) assisting the Trust in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by the Trust, excluding the sub-advisor; (iii) assisting in developing, reviewing, maintaining and monitoring the effectiveness of the Trust’s accounting policies and procedures; (iv) assisting in developing, implementing and monitoring the Trust’s use of automated systems for purchase, sale, redemption and transfer of Fund shares and the payment of sales charges and services fees; (v) responding to all inquiries from Fund shareholders or otherwise answer communications from Fund shareholders if such inquiries or communications are directed to the Advisor; and (vi) furnishing such information, reports, evaluations, analyses and opinions relating to its administrative services as the Board may reasonably request.

The Management Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust’s outstanding voting securities upon 60 days’ written notice to the Advisor or (ii) by the Advisor at any time without penalty upon 60 days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Management Agreement, the Advisor is entitled to a management fee for providing both advisory and administrative services that is calculated daily and paid monthly at an annual rate of the Fund’s average daily net assets. The Advisor has agreed to fee breakpoints for the Fund, as set forth in the table below.

Fund	Management Fee Breakpoint Asset Thresholds
	$0 to less than $500 million	$500 million to less than $1 billion	$1 billion or greater
Old Mutual Discover Value Fund	[___]%	[___]%	[___]%

In the interest of limiting the expenses of the Fund during the current fiscal year, the Advisor entered into an expense limitation agreement with the Trust through December 31, 2008 (“Expense Limitation Agreement”) on behalf of the Fund, pursuant to which the Advisor agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding interest, taxes, brokerage costs and commissions, dividend and interest expenses on short sales, expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses not incurred in the ordinary course of the Fund’s business) as set forth in the table below.

Fund	Institutional Class Expense Limitation
Old Mutual Discover Value Fund	[___]%

The Fund may reimburse the Advisor for fees waived or expenses paid pursuant to the Expense Limitation Agreement. Reimbursement of fees waived or expenses paid may be if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed. Pursuant to the Expense Limitation Agreement, waivers and assumption of expenses by the Advisor may be discontinued at any time after December 31, 2008.

For the fiscal years and periods ended March 31, 2005, 2006 and 2007, the Fund did not pay advisor fees on behalf of Institutional Class shares as the Fund is new.

THE SUB-ADVISORS

The Advisor appointed, and the Board approved, Analytic Investors, Inc. (“Analytic”), Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”) and Thomson, Hortsmann & Bryant, Inc. (“THB”) (together, the “Sub-Advisors”) as sub-advisors to the Fund pursuant to Sub-Advisory Agreements between the Trust on behalf of the Fund, the Advisor and each Sub-Advisor.

The Sub-Advisory Agreements obligate the Sub-Advisors to: (i) manage the investment operations of and the composition of the of the Fund’s investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund’s investment objectives, policies and limitations; (ii) provide supervision of the Fund’s investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash in accordance with the Fund’s investment objectives, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund’s registration statement and Prospectus or as the Board or the Advisor may direct from time to time, in conformity with Federal securities laws; (iv) act in conformity with the Prospectus and the instructions of the Advisor and the Board and comply with the requirements of the 1940 Act and applicable law. Each

Sub-Advisory Agreement provides certain limitations on the Sub-Advisor’s liability, but also provides that the Sub-Advisors shall not be protected against any liability to the Fund or its shareholders by reason of such Sub-Advisor’s willful misfeasance, bad faith or gross negligence the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreements also include the following obligations: (i) make portfolio managers or other personnel available to discuss the affairs of the Fund with the Board; (ii) assist in the fair valuation of securities; (iii) provide compliance reports to the Advisor and/or the Trust; (iv) vote proxies received in accordance with applicable proxy voting policies; (v) adopt a code of ethics and provide a copy to the Trust; (vi) review draft reports to shareholders and other documents and provide comments on a timely basis; and (vii) perform other duties in connection with its sub-advisory activities. The THB Sub-Advisory Agreement also prohibits THB from consulting with (i) other sub-advisors to the Fund, (ii) other sub-advisors to a Trust fund, and (iii) other sub-advisors to a fund under common control with the Fund.

The Sub-Advisory Agreements may be terminated: (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees or by the vote of a majority of the outstanding voting securities of the Trust; (ii) by the Advisor at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by the Sub-Advisor at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The Sub-Advisory Agreements shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

Pursuant to the Sub-Advisory Agreements, the Sub-Advisors are entitled to receive from Old Mutual Capital a sub-advisory fee, based on average daily net assets of the Fund, at the rates set forth in the following table.

Sub-Advisor	Sub-Advisory Fee (no breakpoints)

Analytic	[___]%
Barrow Hanley	[___]%
THB	[___]%

The actual fees paid to a Sub-Advisor by the Advisor will be reduced by 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Fund.

Portfolio Managers

Additional information about the portfolio managers’ investments in the Fund and other funds they manage, a description of their compensation structure, information regarding other accounts that they manage and additional information about conflicts of interest can be found in Exhibit D to this SAI.

THE DISTRIBUTOR

Old Mutual Investment Partners and the Trust are parties to a distribution agreement dated July 16, 2004, as amended (the “Distribution Agreement”), pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor is a wholly-owned subsidiary of the Advisor. Prior to July 16, 2004, the Distributor was named PBHG Fund Distributors. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans for the Trust’s Class A, Class C and Class R shares, which are offered by certain of the Trust’s series portfolios. The principal business address of the Distributor is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days’ written notice by either party or upon assignment by the Distributor.

The Distributor shall prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Institutional Class Shares

There is no Service Plan or Distribution Plan in place for the Fund’s Institutional Class shares. No compensation was paid to the Distributor for distribution or services on behalf of that Class for the fiscal years ended March 31, 2005, 2006 and 2007 as the Fund is new.

From time to time, the Advisor, Distributor or a company under common control with these entities may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support.

For the calendar year ended December 31, 2006, the Distributor and companies under common control with the Distributor made no payments to intermediaries on behalf of the Fund’s Institutional Class shares as the Fund is new.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Administrator

On January 28, 2001, the Trust and Old Mutual Fund Services, a wholly-owned subsidiary of the Advisor, entered into an Administrative Services Agreement (the “Administrative Agreement”) pursuant to which Old Mutual Fund Services was to oversee the administration of the Trust’s, and the Fund’s, business and affairs, including regulatory reporting, office space, equipment, personnel and facilities requirements, as well as services performed by various third parties. Effective December 31, 2005, Old Mutual Fund Services assigned its rights and obligations under the Administrative Agreement to the Advisor. As a result, the Advisor is responsible for providing the administrative services that were previously provided to the Trust by Old Mutual Fund Services. The Advisor’s fee for providing such administrative services is included in the Management fee pursuant to the Management Agreement.

For the fiscal years and periods ended March 31, 2005, 2006, and 2007, the Fund did not pay administration fees on behalf of the Institutional Class shares as the Fund is new.

The Sub-Administrator

On January 28, 2001, Old Mutual Fund Services and SEI Investments Mutual Fund Services (the “Sub-Administrator”) entered into a Sub-Administrative Services Agreement (the “Sub-Administrative Agreement”). The Sub-Administrative Agreement was amended on May 28, 2004, pursuant to which the Sub-Administrator agreed to assist Old Mutual Fund Services in connection with the administration of the business and affairs of the Trust. On January 1, 2006, the Sub-Administrative Agreement was assigned to the Advisor in connection with the assignment of the Administrative Agreement.

SEI Investments Management Corporation (“SEI Investments”), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator is as a

Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania, 19456.

Under the Sub-Administrative Agreement, the Advisor pays the Sub-Administrator the greater of the following fees: (1) annual rates, based on the combined average daily net assets of the Trust, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (collectively, the “Old Mutual Fund Family”), of (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion; or (2) a minimum fee, based on the aggregate number of funds in the Old Mutual Fund Family, of (i) when the aggregate number of funds is equal to or greater than 15 single manager funds and 4 multi-manager funds with up to 15 managers, $50,000 per fund and an additional $2,000 for each manager over 15 in the multi-manager funds, (ii) when the aggregate number of funds is between 11 and 14 single manager funds and 4 multi-manager funds with up to 15 managers, $55,000 per fund and an additional $2,000 for each manager over 15 in the multi-manager funds, or (iii) when the aggregate is less than 11 single manager funds and any number of multi-manager funds with any number of managers, $60,000 per fund and an additional $2,000 for each manager in the multi-manager funds. Under an amendment to the Sub-Administrative Agreement, for each series portfolio of the Trust that has two or more classes, the Advisor pays the Sub-Administrator $75 per month for each additional class in excess of one class per fund. The Sub-Administrative Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement shall continue in effect until December 31, 2007, subject to certain termination provisions. The Sub-Administrative Agreement will renew each year unless terminated by either party upon not less than ninety (90) days’ prior written notice to the other party.

For the fiscal years ended March 31, 2005, 2006, and 2007, neither Old Mutual Fund Services nor the Advisor paid sub-administration fees on behalf of the Fund’s Institutional Class shares as the Fund is new.

OTHER SERVICE PROVIDERS

Transfer Agent and Shareholder Servicing Agents

DST Systems, Inc., P.O. Box 219534, Kansas City, Missouri 64141-9534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

Old Mutual Fund Services serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. Old Mutual Fund Services also performs development and maintenance services on the web site that references the Trust and the Fund.

From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services (“Third-Party Services”) relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the lowest of (i) the rate the Trust is currently paying the Trust’s Transfer Agent or Shareholder Servicing Agent for providing these services to shareholders investing directly in the Trust, (ii) 75% of the compensation to the third-party for providing Third-Party Services, or (iii) a specific asset-based charge per year on the Trust assets subject to such Third-Party Services. Please refer to the section entitled “The Distributor” of this SAI for the amount of payments by the Trust to specific intermediaries.

Custodian

U.S. Bank, N.A. (formerly known as Wachovia Bank, N.A.) (the “Custodian”), located at 2 Liberty Place, 20th Floor, Philadelphia, Pennsylvania 19103, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

Counsel and Independent Registered Public Accounting Firm

Ballar Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. [__________________] serves as the independent registered public accounting firm of the Trust.

5% AND 25% SHAREHOLDERS

As of [_______________], 2007, there were no record owners of 5% or more or 25% or more of Institutional Class shares of the Fund as the Fund is new.

PORTFOLIO TRANSACTIONS

The Advisor, Barrow Hanley and THB are authorized to select brokers and dealers to effect securities transactions for the Fund. The Advisor, Barrow Hanley and THB will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. While the Advisor, Barrow Hanley and THB generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Advisor, Barrow Hanley and THB seek to select brokers or dealers that offer the Fund best price and execution or other services that benefit the Fund. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Advisor, Barrow Hanley and THB may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services; and (2) receipt of other services which are of benefit to the Fund. In the case of securities traded in the over-the-counter market, the Advisor, Barrow Hanley and THB normally expect to select primary market makers. The Advisor, Barrow Hanley and THB will not direct brokerage to a broker-dealer as compensation for the sale of Fund shares.

For the fiscal year periods ended March 31, 2005, 2006, and 2007, the Fund did not pay brokerage commission on behalf of Institutional Class shares as the Fund is new.

The Advisor, Barrow Hanley and THB may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide. These research services may include advice, either directly or through publications or writings, relating to: (1) the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; (2) analyses and reports concerning issuers, securities or industries; (3) information on economic factors and trends; (4) portfolio strategy; (5) computer software used in security analyses; and (6) portfolio performance evaluation and technical market analyses. Information so received by the Advisor, Barrow Hanley and THB will be in addition to and not in lieu of the services required to be performed by the Advisor, Barrow Hanley and THB under the Advisory and Sub-Advisory Agreements. If, in the judgment of the Advisor, Barrow Hanley and THB the Fund or other accounts managed by the Advisor, Barrow Hanley and THB will be benefited by supplemental research services, the Advisor, Barrow Hanley and THB is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Advisor, Barrow Hanley and THB will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Advisor, Barrow Hanley and THB will find all of such services of value in advising the Fund.

Information so received by the Advisor, Barrow Hanley and THB will be in addition to and not in lieu of the services required to be performed by the Advisor, Barrow Hanley and THB under the Agreements. If, in the judgment of the Advisor, Barrow Hanley and THB the Fund or other accounts managed by the Advisor, Barrow Hanley and THB will be benefited by supplemental research services, the Advisor, Barrow Hanley and THB are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Advisor, Barrow Hanley and THB will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Advisor, Barrow Hanley and THB will find all of such services of value in advising the Fund.

The Advisor, Barrow Hanley and THB are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly. The Advisor’s trade allocation policy and procedures have been designed to ensure that buy and sell opportunities are allocated fairly among clients and that, over time, all clients are treated equitably.  The trade allocation policy and procedures also seek to ensure reasonable efficiency in executing client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to their investment style and client base.

The Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In addition, the Advisor, Barrow Hanley and THB may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer’s payment of certain of the Fund’s, or the Trust’s, expenses. The Trustees, including those who are not interested persons of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Advisor, Barrow Hanley and THB are not permitted to compensate a broker-dealer for selling Fund shares by directing a portfolio transaction to that broker-dealer and will not consider sales of the Fund’s shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. Nonetheless, the fact that a broker-dealer sells Fund shares does not prohibit an Advisor, Barrow Hanley and THB from doing business with that broker-dealer. Consistent with Rule 12b-1(h)(2) under the 1940 Act, Old Mutual Capital has adopted, and the Board has approved, policies and procedures reasonably designed to prevent (1) the persons responsible for selecting brokers and dealers to effect the Fund’s portfolio securities transactions from taking into account the brokers’ and dealers’ promotion or sale of Fund shares or shares of any other registered investment company and (2) the Trust, its investment advisor and its principal underwriter from entering into any agreement (whether oral or written) or other understanding under which the company directs, or is expected to direct, portfolio securities transactions or other remuneration to a broker or dealer as compensation for the promotion or sale of Fund shares or shares of any other registered investment company.

The Board, the Advisor, the Sub-Advisors and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Fund. The Codes of Ethics allow trades to be made in securities that may be held by the Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Board reviews and approves the codes of ethics of the Advisor, Sub-Advisors and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Advisor’s, Sub-Advisors’, and Distributor’s Codes of Ethics during the previous year.

PROXY VOTING

The Board has adopted Proxy Voting Guidelines (the “Guidelines”) in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines are attached to this SAI as Exhibit A. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Fund’s investments. The Guidelines generally assign proxy voting responsibilities for the Fund to the Sub-Advisors. If the Sub-Advisors do not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that Sub-Advisor will be required to follow the Trust’s Guidelines. Attached as Exhibit B to this SAI are the proxy voting policies for the Advisor and the Sub-Advisors.

DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for the Fund and may create additional portfolios and additional classes of the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of the Fund and all assets in which such consideration is invested would belong to the Fund and would be subject to the liabilities related thereto.

Voting Rights, Shareholder Liability and Trustee Liability

Each share held entitles a shareholder to one vote for each dollar of NAV of shares held by the shareholder. Shareholders of the Fund will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all of the series funds of the Trust will be voted on only by shareholders of the affected funds. Shareholders of all funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees. Shareholders of each Class of the Trust will vote separately on matters relating solely to such Class and not on matters relating solely to any other Class or Classes of the Trust. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees. The Trust Agreement provides that the Trustees shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his or her death.

Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the “Governing Instruments”) provide for indemnification out of the property of the Fund for all losses and expenses of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASE AND REDEMPTIONS OF SHARES

The Fund offers Institutional Class shares. Purchases and redemptions of Fund shares may be made on any day on which the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”). Currently, the following holidays are observed by the Trust: New Year’s Day, Presidents’ Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received from your broker, dealer or financial advisor by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern Time. Payment may be made by check or readily available funds. The price per share you will pay to invest in the Fund is its public offering price next calculated after the transfer agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Fund.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See “Determination of Net Asset Value” below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day’s net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

Purchases In-Kind. In certain circumstances, shares of the Fund may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” The Advisor is authorized, in its discretion, to effect purchase in-kind transactions for the Fund that meet certain conditions, which include, but are not limited to, the following:

•

Purchase in-kind transactions must not dilute the interests of the Fund or its existing shareholders and, accordingly, must be effected at the Fund’s net asset value next determined after the securities to be used for payment are tendered by the investor and the purchase order is accepted by the Fund.

•

The Fund’s pricing agent shall value the securities tendered in the same manner in which the Fund’s portfolio securities are valued, as described below in the section of this SAI entitled “Determination of Net Asset Value”.

•	The securities tendered must be “eligible” securities. Eligible securities are securities that:
▪

meet the criteria for investment in the Fund by being, at a minimum, consistent with the Fund’s investment objective, strategy and restrictions, as set forth in the Fund’s prospectus and statement of additional information;

▪	are not restricted or illiquid, as determined in accordance with the Trusts’ policies and procedures; and
▪	have a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide securities exchange or over-the-counter market quotation.
•	One or more portfolio managers disclosed in the Fund’s prospectus shall have approved the securities being tendered.
•	Securities contributed to the Fund must be acquired for investment purposes and not for resale.
•

Neither the investor tendering the securities nor any other person who may directly or indirectly have a pecuniary interest in the securities being tendered shall participate in the determination to accept the securities as payment for shares of the Fund.

The Advisor retains the right, in its sole discretion, subject to oversight by the Board, to reject any purchase in-kind request that it believes is not in the best interest of the Fund or its existing shareholders. Investors interested in effecting a purchase in-kind should furnish the Advisor with a list of the securities proposed to be delivered and the Advisor will inform the investor of the securities, if any, acceptable to the Fund. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the acquiring Fund, along with the securities. Fund shares purchased in an in-kind transaction generally may not be redeemed until the transfer of the securities to the Fund has settled - usually within 15 days following the in-kind purchase. The Trust reserves the right to amend or terminate the practice of accepting purchases in-kind at any time. Investors interested in purchasing Fund shares using securities should contact the Advisor for more information.

Institutional Class shares are intended, where available, to be exempt from state blue sky registration. Institutional Class shares are available to the following categories of eligible investors and require a minimum initial investment of $1 million in the Fund:

•	A bank, trust company, or other type of depository institution;

•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;

•	Pension or profit sharing plans or the custodian for such a plan;

•	Qualified or non-qualified employee benefit plans whose investment decisions are made by a fiduciary; and

•

“Wrap account” programs established with broker/dealers or financial intermediaries and (i) the program for which the shares are being acquired places orders for shares through an omnibus or pooled account with the Fund or its agent; and (ii) the Fund or its agent does not pay any type of administrative or service fee on the investment in Institutional Class shares to the program sponsor or any third party.

Other institutional investors who invest at least $2 million in the Fund are eligible to purchase Institutional Class shares. Intermediaries through which accounts are held on an omnibus basis generally may meet an investment minimum in Institutional Class shares by aggregating multiple accounts in the same Fund, subject to the discretion of and based upon criteria established by Old Mutual. Old Mutual reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors. Registered investment companies advised by Old Mutual Capital are not subject to the minimums.

You may purchase Institutional Class shares of the Fund directly through DST Systems, Inc., the Trust’s Transfer Agent. You may also purchase shares of the Fund through certain broker-dealers or other financial institutions that are authorized to sell shares of the Fund. Such financial institutions may charge a fee for this service in addition to the Fund’s NAV. Shares of the Fund are offered only to residents of states in which such shares are eligible for purchase. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares to investors (other than Trustees, officers and employees of the Advisor, each of the sub-advisors and their affiliated companies). In such event, the Board would determine whether such discontinuance is in the best interests of the Fund and its shareholders.

Initial Purchase by Wire

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Fund by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 888-772-2888 to receive an Account Application for the applicable share class and be assigned an account number. The Account Application must be received and accepted prior to receipt of the wire. Your name, account number, taxpayer identification number or Social

Security Number, and address must be specified in the wire. All wires must be received by 4:00 p.m. Eastern Time to be effective on that day. In addition, an original Account Application should be promptly forwarded to: Old Mutual Advisor Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534. All wires must be sent as follows: United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: name of Fund, your name, your social security number or tax ID number and your assigned account number.

Additional Purchases by Wire

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

General Information Regarding Purchases

You may purchase shares of the Fund directly through the Trust’s transfer agent. A purchase order received by the Transfer Agent will be effective as of the day it is received if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern Time. Payment may be made by check or readily available funds. The price per share you will pay to invest in the Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Fund.

If you place your order through a broker-dealer or other financial institution, in order for your purchase order to be effective on the day you place your order, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See “Determination of Net Asset Value” below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day’s NAV.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day will be effective that day. The redemption price of shares is the NAV per share of the Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier’s checks) or by ACH will be forwarded only upon collection of payment for such shares. Collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of the Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See “Determination of Net Asset Value” below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day’s NAV per share.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which the Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the NAV of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Advisor, Sub-Administrator, Transfer Agent, and/or Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

Redemptions by Mail

There is no charge for having a check for redemption proceeds mailed to you.

Redemptions by Telephone

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

Redemptions by Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of the Fund by Federal Reserve wire on federal holidays restricting wire transfers.

Redemptions by ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

GENERAL INVESTMENT POLICIES

Signature Guarantees

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption and other requests. The Trust requires signature guarantees to be provided in the following circumstances: (1) requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds be sent to a new address or an address that has been changed within the past 30 days. Signature guarantees are also required for requests to transfer the registration of shares to another owner, written requests to add telephone exchange and telephone redemption options to an account; and changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. See the prospectus for a list of the types of entities that offer signature guarantees. The Trust does not accept signature guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Exchange Privileges

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal Funds, you may exchange some or all of your Institutional Class shares of the Fund for another retail mutual fund advised by the Advisor (an “Old Mutual Fund”) that offers Institutional Class shares. See the “General Policies” section of the prospectus for limitations on exchanges. The Trust reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon 60 days’ notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent. The exchange privilege may be exercised only in those states where the shares of the Old Mutual Fund may legally be sold. The minimum investment requirements, as stated above, also apply to exchanges.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares if, as the result of redemptions, the value of any account drops below $1,000. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of an account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size. The annual $12.00 fee does not apply Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans or shareholders who consent to receive account statements and regulatory filings electronically.

INVESTMENT PLANS OFFERED BY THE TRUST

Shareholder Inquiries and Services Offered

If you have any questions about the Fund or the shareholder services described below, please call the Trust at 888-772-2888. Written inquiries should be sent to DST Systems, Inc., P.O. Box 219534, Kansas City, Missouri 64121-9534. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days’ notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust’s Transfer Agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

Systematic Investment and Systematic Withdrawal Plans

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

Systematic Investment Plan. The SIP is a convenient way for you to purchase shares in the Fund at regular monthly or quarterly intervals selected by you. The SIP enables you to achieve dollar-cost averaging with respect to investments in the Fund despite their fluctuating NAVs through regular purchases of a fixed dollar amount of shares in the Fund. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when the Fund’s NAV is relatively low and fewer shares being purchased when the Fund’s NAV is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a SIP may open an account with a minimum balance of $500. Through the SIP, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This SIP must be established on your account at least 15 days prior to the intended date of your first systematic investment.

Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund. The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

Tax-Sheltered Retirement Arrangements

A variety of retirement plans, including traditional IRAs, Roth IRAs, SIMPLE IRAs, SIMPLE 401(k) plans, SEP-IRAs, self-employed “Keogh” plans, and employer-sponsored retirement plans, such as 401(k), profit-sharing, money purchase pension, 403(b) and 457 plans, may be invested in the Fund.

1.         Traditional IRAs. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) “rolling-over” to the Trust monies from other IRAs or lump sum distributions from certain retirement plans. In general, if you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $4,000 per year (during 2005 through 2007) of your earned income in the Fund and you also may invest up to $4,000 per year in a spousal IRA if your spouse has no earned income. If you will attain age 50 or older by the end of the year, you may contribute an additional $500 ($1,000 in 2006 and thereafter) to an IRA. The IRA contribution limits may be reduced by your contributions to other arrangements, such as a Roth IRA. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

2.         Roth IRAs. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

The current $4,000 annual contribution limit that applies to Traditional and Roth IRAs will increase to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments. In addition, individuals age 50 and over may make an additional $500 catch-up contribution to a Traditional or Roth IRA for 2005. In 2006, the annual catch-up contribution limit will increase to $1,000. The annual maximum IRA contribution must be made before annual catch-up contributions are made.

SIMPLE IRA or SIMPLE 401(k). An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions. “SIMPLE” stands for “Savings Incentive Match Plan for Employees.”

SEP-IRAs. If you are a self-employed person, you can establish a Simplified Employee Pension Plan (“SEP-IRA”). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

401(a) Keogh and Corporate Retirement Plans. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

401(k) Plans. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Fund on a tax-deferred basis in order to help them meet their retirement needs.

403(b) Plans. Section 403(b) plans are custodial accounts which are available to employees of most tax-exempt organizations and public schools.

457 Plans. Section 457 plans are deferred compensation plans which may be available to employees of governmental employers, or to certain employees of tax-exempt organizations.

The legal and tax requirements applicable to IRAs and retirement plans are complex, and the information provided herein does not constitute legal or tax advice. Before participating in an IRA or a retirement plan, you should consult with your personal tax advisor.

Other Special Accounts

The Trust also offers the following special accounts to meet your needs:

1.         Coverdell Education Savings Accounts (ESAS) (formerly known as Education IRAs). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

2.         Uniform Gift to Minors/Uniform Transfers to Minors. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children’s education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

3.         Custodial and Fiduciary Accounts. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 888-772-2888. Retirement investors may, however, wish to consult with their own tax counsel or advisor.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of the Fund is based on the NAV attributable to such class. The Fund calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. NAV per share is determined daily, normally as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) on each Business Day. Upon reaching a certain asset size, the Fund will have its NAV per share listed under Old Mutual Advisor Funds II in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of the Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board.

Fund securities listed on an exchange are valued at the last sales price. Fund securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith through valuation procedures established by the Board.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or their shareholders. Accordingly, you are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes.

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. The Fund intends to continue to qualify as a “regulated investment company” (“RIC”) as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (“Distribution Requirement”). In addition to the Distribution Requirement, the Fund must meet several other requirements. Among these requirements are the following: (i) the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund’s business of investing in such stock, securities or currencies) and (for Fund taxable years beginning after October 22, 2004) net income derived from certain qualified publicly traded partnerships (the “Income Requirement”); (ii) at the close of each quarter of the Fund’s taxable year, (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer and (B) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in securities of certain qualified publicly traded partnerships (for Fund taxable years beginning after October 22, 2004) ((A) and (B) collectively, the “Asset Diversification Test”).

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, the Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

Income derived from a partnership or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the RIC in the same manner as realized by the partnership or trust. As a consequence of this rule and the one described above relating to certain qualified publicly traded partnerships, income derived from all publicly traded partnerships will satisfy the Income Requirement in Fund taxable years beginning after October 22, 2004. Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not “directly related” to the Fund’s principal business may, under regulations not yet issued, be excluded from qualifying income for purposes of the Income Requirement.

If the Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits and such distributions will generally be included in the qualified dividend income of individual and other non-corporate shareholders and be eligible for the dividends-received deduction.

Portfolio Distributions

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will generally be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends paid to individual and other non-corporate shareholders will be treated as qualified dividend income (subject to tax at a maximum rate of 15%) to the extent of the dividends received by the Fund in any taxable year from domestic corporations and certain qualified foreign corporations. However, if the qualified dividends received by the Fund are 95% (or more) of the Fund’s gross income (exclusive of any net capital gain) in any taxable year, then all of the ordinary income dividends paid by the Fund for that taxable year will be treated as qualified dividend income. Dividends paid to corporate shareholders will qualify for the dividends-received deduction only to the extent of the dividends received by the Fund in any taxable year from domestic corporations. Any net capital gains realized by the Fund will be distributed annually as capital gain dividends and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Fund will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends constituting qualified dividend income, the amount of dividends eligible for the dividends-received deduction and the amount of capital gain dividends.

Certain debt securities purchased by the Fund (such as U.S. Treasury STRIPS) are sold with original issue discount and thus do not make periodic cash interest payments. The Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Advisor or sub-advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by the Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from the Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require as a condition for exemption that a certain minimum percentage of an investment company’s income be derived directly from interest that is exempt from state tax. The Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from the Fund is considered tax exempt in your particular state.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

Withholding

In certain cases, the Fund will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.

Tax Treatment of In-Kind Purchases. If the Fund receives securities from an investor in exchange for shares of the Fund, the Fund will generally be treated as having acquired the securities by purchase from the investor. The Fund’s tax basis in the securities acquired will thus generally be equal to the fair market value of the securities on the date of the exchange and the Fund’s holding period in the securities will begin on that date. Unless otherwise exempt, an investor will generally be subject to tax on making a purchase-in-kind.

Redemption or Exchange of Shares

Upon a redemption or an exchange of shares for shares of another Fund, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a hedging conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss recognized by a shareholder on a redemption or exchange of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed under the wash sale rules to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

Investment in Foreign Financial Instruments

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

Hedging Transactions

Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last Business Day of the taxable year, regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Fund may engage may result in “straddles” or “conversion transactions” for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by the Fund (such as short sales “against the box”) may be subject to special tax treatment as “constructive sales” under section 1259 of the Code if the Fund holds certain “appreciated financial positions” (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to the Fund’s tax status as a RIC may limit the extent to which the Fund will be able to engage in transactions in options and futures contracts.

State Taxes

Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Foreign Shareholders

Dividends from the Fund’s investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a “foreign shareholder”) generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of the Fund or on capital gain dividends. As a consequence of the enactment of the American Jobs Creation Act of 2004, a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that the Fund designates as “short-term capital gain dividends” or as “interest-related dividends” for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for the Fund’s taxable year is equal to the excess (if any) of the Fund’s net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of “qualified interest income” of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of the Fund’s U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

Notwithstanding the foregoing, if distributions by the Fund is effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from the Fund’s investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Additionally, the foreign shareholder receiving such income will be required to file a United States federal income tax return.

If the Fund is determined to be a United States real property holding corporation (“USRPHC”) under the Code by reason of its investment in companies owning interests in real property in the United States, all of its distributions will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. The Fund will generally be treated as USRPHC if fifty percent or more of its assets consists of shares of companies that hold fifty percent or more of their assets in equity-based investments in United States real property. If the Fund is a USRPHC, foreign shareholders holding more than 5% of the shares of the Fund will be subject to additional withholding tax rules, and such shareholders may also be subject to Federal income tax on gain realized on the sale of shares of the Fund.

Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of foreign shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of the Fund’s shares attributable to “qualifying assets” held by the Fund at the end of the quarter immediately preceding the decedent’s death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of the Fund’s assets that constituted qualifying assets at the end of each quarter of its taxable year.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Miscellaneous Considerations

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on March 31, 2006. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Fund.

PERFORMANCE ADVERTISING

From time to time, the Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Fund over a specified 30 day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30 day period over one year and is shown as a percentage of the investment.

FINANCIAL STATEMENTS

[__________________] located at 1670 Broadway, Suite 1000, Denver, Colorado 80202, serves as the independent registered public accounting firm for the Trust. [____________________] provides audit services, and assistance and consultation in connection with review of SEC filings.

The audited financial statements for the Fund for the fiscal year ended March 31, 2008 and the report of the independent registered public accounting firm for that year will be included in the Trust’s next Annual Report to Shareholders. The Annual Report will be incorporated herein by reference and made part of this SAI.

The financial statements in the Trust’s Annual Report noted above for the Fund have been audited by [__________________] and are incorporated by reference into the SAI in reliance on the report of [__________________], independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

The Trust classifies holdings in its financial statements according to customized sectors that are derived from industry classification codes maintained by Bloomberg L.P.

CREDIT RATINGS

Moody’s Investors Service, Inc.

Preferred Stock Ratings

aaa

An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a

An issue which is rated “a” is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue that which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b

An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c	This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or minus (-)

Moody’s applies numerical modifiers 1, 2, and 3 in each rating classifications “aa through “bb.” The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings – Taxable Debt & Deposits Globally

Aaa

Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A

Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated “Baa” are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...)

(This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

Note:

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System – Taxable Debt & Deposits Globally

Moody’s short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation; and
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’ , ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

International Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD,DD,D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “D” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

NOTES

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F’. Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

EXHIBITS

EXHIBIT A

OLD MUTUAL ADVISOR FUNDS II

OLD MUTUAL INSURANCE SERIES FUND

PROXY VOTING GUIDELINES

These Proxy Voting Guidelines (the “Guidelines”) are being adopted by the Board of Trustees of the Old Mutual Advisor Funds II and the Old Mutual Insurance Series Fund (collectively, “the Trust”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Rule”). The Trust recognizes that proxies have an economic value and in voting proxies, the Trust seeks to maximize the value of our investments and our shareholders’ assets. We believe that the voting of proxies is an economic asset that has direct investment implications. Moreover, we believe that each portfolio’s investment advisor is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, the Trust generally assigns proxy voting responsibilities to the investment manager responsible for the management of each respective Trust portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment advisor or sub-advisor that manages a fund of the Trust that invests in voting securities. If an investment advisor to a fund of the Trust who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 1940, that advisor will be required to follow these Guidelines.

Disclosure of General Proxy Voting Guidelines

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the funds’ assets.

The Trust’s Guidelines as they relate to certain common proxy proposals are summarized below along with the Trust’s usual voting practice. As previously noted, an advisor or sub-advisor to the Trust will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Board of Directors

o

We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

o

We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; and (7) require two candidates per board seat.

o

We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.

EXH-A-1

Approval of Independent Auditors

o	We generally vote FOR proposals seeking to ratify the selection of auditors.

o	We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

o

We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

o

We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.

o	We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

o

We generally vote FOR proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

o

We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to that eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (“poison pill”).

o

We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

Corporate Governance

o	We generally vote FOR proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

o	We will evaluate on a case-by-case basis proposals requesting a change in a company’s state of incorporation.

Capital Structure

EXH-A-2

o

We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company’s shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

o

We generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

o

We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding “going private” transactions; (9) regarding private placements; and (10) regarding recapitalizations.

Executive and Director Compensation

o

We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; and (8) asking the company to expense stock options (9) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (10) seeking to add performance goals to existing compensation plans to comply with OBRA laws; and (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws.

o	We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

o

We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws and (9) by shareholders regarding all other executive and director pay issues.

Mergers and Corporate Restructurings

o	We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

EXH-A-3

o	We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

o

We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

o

We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company’s involvement in spaced-based weaponization; (4) outlining the company’s efforts to diversify the board; (5) outlining the company’s affirmative action initiatives; and (6) outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations.

o

We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company’s products; (2) requesting a report on the health and environmental effects of GE ingredients; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company’s policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company’s political contributions; (9) seeking to disallow or restrict the company from making political contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implement the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

o

We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company’s procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company’s operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; and (16) requesting a company to increase the diversity of the board.

Other Situations

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Trust and its shareholders.

EXH-A-4

Conflicts of Interest

The Trust recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the advisor or sub-advisor will be responsible for voting proxies related to securities held in the Trust, the Trusts themselves will not have a conflict of interest with fund shareholders in the voting of proxies. The Trust expects each advisor and sub-advisor responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Trust and its shareholders and is not influenced by any conflicts of interest that the advisor or sub-advisor may have.

Disclosure of Proxy Voting Guidelines and Record

The Trust will fully comply with all applicable disclosure obligations under the Rule. These include the following:

o

Disclosure in shareholder reports that a description of the Fund’s Proxy Voting Guideline is available upon request without charge and information about how it can be obtained (e.g. the Trust website, SEC web site, and toll free phone number).

o	Disclosure in the Fund Statement of Additional Information (SAI) the actual policies used to vote proxies.

o

Disclosure in shareholder reports and in the SAI that information regarding how Old Mutual voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

The Trust will file all required reports regarding the Fund’s actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

The Trust will respond to all requests for guideline descriptions or proxy records within three business days of such request.

Maintenance of Proxy Voting Records

The Trust’s Advisor and sub-advisors will be responsible for maintaining all appropriate records related to the voting of proxies held in the Trust as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years.

Review of Proxy Voting Guideline

This guideline as well as the proxy voting guidelines of all advisors and sub-advisors to the Trust will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated: August 2005

EXH-A-5

EXHIBIT B

OLD MUTUAL CAPITAL, INC.

PROXY VOTING POLICY AND PROCEDURES

Introduction

Old Mutual Capital, Inc. (“OM Capital”) recognizes that proxies have an economic value and OM Capital seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected client(s). Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets. While OM Capital generally delegates proxy voting authority and responsibility to sub-advisors, such sub-advisors are expected to adhere to this Policy, relevant securities laws, as well as their own internal proxy voting policies.

Proxy Oversight Committee

OM Capital has established a Proxy Oversight Committee (the “Committee”), consisting of the Investment Officer, General Counsel, Chief Compliance Officer and Treasurer. The Committee is primarily responsible for:

•	Approving OM Capital’s Proxy Voting Policy (the “Policy”) and related Procedures;
•	Reviewing the proxy voting policies of sub-advisors; and
•	Acting as a resource for sub-advisors on proxy matters, when requested.

The Committee reviews each sub-advisor’s proxy voting policy to ensure that such policies are complicit with relevant securities laws and to ensure that they have established reasonable controls designed to identify and resolve material conflicts of interest. The Committee is also available to serve as a potential resource for the sub-advisors in determining how to resolve material conflicts of interest when voting a proxy for a client of OM Capital, Inc. Sub-advisors are not mandated to use the Committee in this capacity.

Disclosure to Clients

OM Capital’s Form ADV will include a description of this Policy and, upon request; OM Capital will provide clients a copy of the complete Policy. OM Capital will also provide to clients, upon request, information on how their securities were voted.

Proxy Voting Procedures

Sub-Advisor Proxy Voting Reports

Each sub-advisor is required to prepare a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. Each sub-advisor also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material onflict of interest.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

EXH-B-1

•	These policy and procedures, and any amendments thereto;
•	Various reports prepared according to the above procedures; and
•	Each written client request for information and a copy of any written response by OM Capital to a client’s written or oral request for information.

Each sub-advisor will maintain the records required to be maintained under the federal securities laws.

EXH-B-2

BARROW, HANLEY, MEWHINNEY & STRUASS, INC.

PROXY VOTING POLICY AND PROCEDURES

BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm's proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS retains Institutional Shareholder Services (ISS) for corporate governance research and beginning January 1, 2007, BHMS will use ISS policy recommendations. The director of equity operations, who serves as the proxy coordinator, will review each proxy for each company to insure that all votes are in the best interest of the beneficial owners.

Proxy Oversight Committee

•

BHMS’ Proxy Oversight Committee reviews and reevaluates ISS policies. Policy modifications and updates implemented by ISS will be reviewed by the Proxy Oversight Committee on an on-going basis to assure that all proxy voting decisions are in the best interests of the beneficial owner.

•	The Proxy Oversight Committee includes the president, two portfolio managers and the proxy coordinator.

Conflicts of Interest

•

All proxies will be voted uniformly in accordance with ISS recommendations unless BHMS overrides a specific issue. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

BHMS has adopted written procedures to implement the Firm's policy and reviews to monitor and insure our policy is observed, implemented properly and amended or updated, as appropriate, including:

•	BHMS sends a daily electronic transfer of all stock positions to ISS.
•	ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.
•	The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation.
•	ISS verifies that every vote is received, voted and recorded.
•	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.
•	BHMS scans all voting records and saves digital copies to the network which is backed up daily.
•	BHMS’ guidelines addressing specific issues are available upon request by calling 214-665-1900 or by e-mailing clientservices@barrowhanley.com.

EXH-B-3

•

BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	BHMS will maintain a record of the voting resolution of any conflict of interest.
•	The proxy coordinator shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

➢	These policies and procedures and any amendments;
➢	A record of each vote cast;
➢	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and
➢	A copy of each written request from a client for information on how BHMS voted such client's proxies and a copy of any written response.

The director of equity operations/proxy coordinator is responsible for implementing and monitoring our proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures.

EXH-B-4

THOMSON, HORTSMANN & BRYANT, INC.

PROXY VOTING POLICIES AND PROCEDURES

PROXY POLICY (9/15/04)

At Thomson Horstmann & Bryant Inc (THB), we consider proxy voting to be an important responsibility. THB has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. In accordance with SEC Rule 206(4)-6 we are required to describe our proxy voting procedures for our clients. THB votes proxies on behalf of all clients unless we are specifically requested not to.

Executive Compensation: THB votes to encourage reasonable compensation of executives, and particularly, compensation that is linked to financial performance. THB votes against stock option and incentive plans that are excessive and inconsistent with a company's overall financial situation.

Board of Directors: THB will generally vote against a proposal to stagger the length of director’s terms.

Auditors: THB will generally vote to ratify management’s recommendation and selection of auditors.

Corporate Actions: THB looks at all mergers and other corporate actions on a case-by-case basis. We evaluate mergers by looking at the financial impact on our investment.

Unusual Items: Companies use various mechanisms to deter attempted takeovers. THB evaluates these situations on a case-by-case basis. However, THB generally votes to discourage the use of these mechanisms such as two classes of stock with different voting rights.

Routine Items: THB supports management proposals on routine items. Any officer of THB can approve voting on routine items.

Client Requests for Information: In response to any request THB will prepare a written response to the client with the information requested.

Conflicts of Interest: If a material conflict of interest exists, THB will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Recordkeeping: THB shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;
•	Each proxy statement that THB receives;
•	A record of each vote that THB casts;
•	Any document THB created that was material to making a decision how to vote proxies, or that memorializes that decision

EXH-B-5

•	A copy of each written request from a client for information on how THB voted such client’s proxies, and a copy of any written response.

EXH-B-6

EXHIBIT C

PENDING LITIGATION

The Trust’s prospectuses describe multiple lawsuits which have been filed against Old Mutual Advisor Funds II (formerly named PBHG Funds), Liberty Ridge, and certain related parties. Certain class action and shareholder derivative suits have been centralized in a Federal Multi-District Litigation proceeding titled In Re Mutual Funds Investment Litigation (the “MDL Litigation”) in the U.S. District Court for the District of Maryland (the “MDL Court”).

The designated lead plaintiffs in the MDL Litigation filed consolidated amended complaints for the class actions and the derivative actions with the MDL Court on September 29, 2004. The consolidated amended complaint for the class action suits names as defendants: Old Mutual Advisor Funds II; Old Mutual plc and certain of its subsidiaries, including Liberty Ridge, Old Mutual Fund Services (formerly known as PBHG Fund Services), Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) and Old Mutual Investment Partners (formerly known as and also currently doing business as PBHG Fund Distributors); SEI Investments Distribution Company; Gary L. Pilgrim; Harold J. Baxter; certain alleged market timers; certain broker-dealers, clearing brokers and financial institutions; and certain John Doe defendants. The consolidated amended class action complaint alleges violations of: Sections 11, 12 and 15 of the Securities Act of 1933, as amended; Sections 10 and 20 and Rule 10b-5 under the Securities Exchange Act of 1934, as amended; Sections 34, 36 and 48 of the Investment Company Act of 1940, as amended (the “1940 Act”); and common law breach of fiduciary duty, fraud, aiding and abetting breach of fiduciary duty and unjust enrichment. The complaint requests compensatory damages (including interest), punitive damages, disgorgement and restitution, as well as costs and expenses of litigation, including reasonable attorneys’ fees and expert fees.

The consolidated amended complaint for the derivative action suits names as defendants: Old Mutual Advisor Funds II (as nominal defendant); the Trustees of Old Mutual Advisor Funds II; Liberty Ridge, Old Mutual Investment Partners, Old Mutual Fund Services, and certain other subsidiaries of Old Mutual plc; Gary L. Pilgrim; Harold J. Baxter; and certain other alleged market timers, broker-dealers and other financial institutions. The consolidated amended derivative complaint alleges violations of: Sections 36, 47 and 48 of the 1940 Act; Sections 206 and 215 of the Investment Advisers Act of 1940, as amended; and common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, interference with contract, unjust enrichment and civil conspiracy. The complaint requests the removal and replacement of the Trustees; removing PBHG Funds’ adviser and distributor; rescinding PBHG Funds’ management and other contracts with PBHG Funds’ adviser, distributor and other defendants; rescinding PBHG Funds’ 12b-1 plans; disgorgement of management fees and other compensation paid to PBHG Funds’ adviser and its affiliates; monetary damages, including punitive damages, together with interest; and fees and expenses of litigation, including reasonable attorneys’ and expert fees.

While the cases that comprise the MDL Litigation have been transferred to one district and consolidated and coordinated into one proceeding, the individual cases have been consolidated and coordinated only for pre-trial purposes. The transferee court, and the parties, have not yet addressed the issues of whether, following pre-trial proceedings, the individual cases will then be remanded back to the transferor court for trial. As a result, the following lawsuits are still considered to be pending:

STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG

EXH-C-1

Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6255), filed November 14, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933, as amended (the “Securities Act”); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); Rule 10b-5 under the Exchange Act; Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the “Investment Company Act”); and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value, PBHG Large Cap Value Fund, PBHG Mid-Cap Value, PBHG Select Equity Fund, PBHG Small Cap Value, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG MID-CAP FUND, PBHG Small Cap Fund, PBHG Clipper Focus, PBHG Small Cap Value, TS&W Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND JOHN Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 36(a) and (b) of the Investment Company Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW, DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund; PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the “PBHG mutual Funds”); PBHG Funds; Old Mutual Asset Management; Pilgrim Baxter & Associates, Ltd.; Harold J. Baxter; Gary L. Pilgrim; Appalachian Trails, L.P.; Michael Christiani; Wall Street Discount Corporation; Alan Lederfeind; and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers act of 1940, as amended (the “Advisers Act”). The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6436), filed on November 25, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

EXH-C-2

STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys’ and experts’ fees and other costs.

CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON BEHALF OF PILGRIM BAXTER FUNDS V. Pilgrim Baxter & Associates, Gary L. Pilgrim, Harold J. Baxter, Appalachian Trails, Wall Street Discount Corporation, Alan Lederfeind, AND Pilgrim Baxter Funds, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds; compensatory damages and interest; and attorneys’ and experts’ fees and other costs.

ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the “PBHG Mutual Funds”), PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associates, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

KORSHED F. JUNGALAWALA V. PILGRIM BAXTER & Associates, Ltd., Gary L. Pilgrim, Harold J. Baxter, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs’ claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG

EXH-C-3

REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys’ and experts’ fees and other costs.

RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9655), filed on December 5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs’ claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS SIMILARLY SITUATED V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys’ and experts’ fees and other costs.

BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (Collectively, the “PBHG Mutual Funds”, PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associate, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6710), filed on December 12, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

EXH-C-4

ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES, PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys’ and experts’ fees.

EXH-C-5

EXHIBIT D

PORTFOLIO MANAGER DISCLOSURE

As of September 30, 2007

INVESTMENTS IN EACH FUND

NAME OF PORTFOLIO MANAGER	NAME OF FUND	DOLLAR RANGE OF INVESTMENTS IN THE FUND
William W. Bryant, Jr.	Discover Value Fund	[To be inserted in 485(b)]
William W. Bryant III	Discover Value Fund	[To be inserted in 485(b)]
Christopher N. Cuesta	Discover Value Fund	[To be inserted in 485(b)]
John P. Harloe	Discover Value Fund	[To be inserted in 485(b)]
Richard A. Horstmann	Discover Value Fund	[To be inserted in 485(b)]
James S. McClure	Discover Value Fund	[To be inserted in 485(b)]
Chad M. Nelson	Discover Value Fund	[To be inserted in 485(b)]
Alexander J. Thompson	Discover Value Fund	[To be inserted in 485(b)]

DESCRIPTION OF COMPENSATION STRUCTURE

Barrow Hanley

In addition to base salary, the Barrow Hanley small cap value portfolio managers are paid a portion of all the pre-tax revenue produced by the assets under management in the Barrow Hanley small cap value strategies, including Diversified Small Cap Value.  Therefore, when assets under management increase – either through the appreciation of existing assets, resulting from positive performance, or by the attraction of new assets – the total compensation of our small cap value portfolio managers increases.  This compensation structure ensures that Barrow Hanley can retain investment professionals of the highest quality.

THB

THB compensates the portfolio managers for their management of the Funds sub-advised by THB. Each portfolio manager’s compensation consists of an industry competitive base salary plus a performance bonus. Bonuses are paid annually and are based on a number of contributing factors, including firm performance and client performance.

EXH-D-1

OTHER MANAGED ACCOUNTS

Certain of the Funds’ portfolio managers also manage other mutual funds for which the Sub-Advisor acts as adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities as of March 31, 2006, unless otherwise indicated. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on performance of the account (“performance-based fees”), that information is specifically identified.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets in Each Category
William W. Bryant, Jr.	[To be inserted in 485(b)]
[To be inserted in 485(b)]
[To be inserted in 485(b)]
William W. Bryant III	[To be inserted in 485(b)]
[To be inserted in 485(b)]
[To be inserted in 485(b)]
Christopher N. Cuesta	[To be inserted in 485(b)]
[To be inserted in 485(b)]
[To be inserted in 485(b)]
John P. Harloe	[To be inserted in 485(b)]
[To be inserted in 485(b)]
[To be inserted in 485(b)]
Richard A. Horstmann	[To be inserted in 485(b)]
[To be inserted in 485(b)]
[To be inserted in 485(b)]
James S. McClure	[To be inserted in 485(b)]
[To be inserted in 485(b)]
[To be inserted in 485(b)]
Chad M. Nelson	[To be inserted in 485(b)]

EXH-D-2

[To be inserted in 485(b)]
[To be inserted in 485(b)]
Alexander J. Thompson	[To be inserted in 485(b)]
[To be inserted in 485(b)]
[To be inserted in 485(b)]

CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has responsibility for managing more than one fund or other account. In managing the Fund, the portfolio managers may be presented with the following conflicts of interest:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other accounts. Certain Sub-Advisors seek to mitigate these conflicts by having portfolio managers focus on a distinct investment discipline and reviewing composite performance for dispersion in investment performance among accounts within the same composites.

•

The management of an account that charges a performance based fee creates a conflict of interest because the portfolio manager may have greater incentive to allocate his or her best investment ideas, including Initial Public Offerings (IPOs), to such account. This is because performance-based fees give the Advisor the opportunity to substantially increase fees it earns as a result of account performance or profits, a portion of which profits are paid to the portfolio manager. Sub-Advisors may attempt to manage these types of conflicts through their trade allocation and IPO allocation policies and by monitoring the trade activity of portfolio managers who manage accounts that charge a performance based fee.

•

Fund managers are permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members (through a broker or otherwise), which could potentially influence the portfolio managers’ decisions with respect to purchasing or selling the same securities for the Fund. To mitigate this potential conflict of interest. The Code of Ethics of certain Sub-Advisors require portfolio managers to pre-clear purchases and sales of securities that they beneficially own with an authorized compliance officer of the Sub-Advisor. The Code of Ethics of these Sub-Advisors may also require portfolio managers to regularly report to the Sub-Advisor the securities that the portfolio manager beneficially owns so that the Sub-Advisor’s compliance staff can monitor the Fund’s trade activities in those securities. If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to there being an insufficient number of securities available to fill the portfolio manager orders. Certain Sub-Advisors have instituted a trade allocation policy that attempts to treat all clients of the Sub-Advisor equitably in such an event.

EXH-D-3

•

The Sub-Advisors have discretion to select brokers for the execution of trades for the Fund, subject to their duty to seek best execution. However, certain of the Sub-Advisor’s clients may direct the Sub-Advisor to use certain brokers to execute transactions for that client’s account. A conflict could result from the Sub-Advisor having to place separate, non-simultaneous transactions for a fund and another account that could negatively affect the market price of the security or the execution of the transaction.

Barrow Hanley

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). Barrow Hanley manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

THB

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Fund.

__________________________________________________________________________________________

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-xxx xx/2007

EXH-D-4

PART C

OTHER INFORMATION

ITEM 23.	EXHIBITS
(a)	Amended and Restated Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(1)	Amended Schedule A to Agreement and Declaration of Trust, as amended August 2, 2007. [To be filed.]
(b)	Amended and Restated Bylaws. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(c)	Instruments Defining Rights of Security Holders.
(1)	Articles II, VI, VII and IX of the Amended and Restated Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(2)	Article IV of the Amended and Restated Bylaws. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(d)	Investment Advisory Agreement.
(1)	Management Agreement by and between the Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(i)	Amendment to Management Agreement between Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(2)       Management Agreement by and between the Registrant and Old Mutual Capital, Inc. on behalf of the Old Mutual TS&W Mid-Cap Value Fund. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(3)

Management Agreement by and between the Registrant and Old Mutual Capital, Inc. on behalf of the Old Mutual Advantage Growth Fund, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Dwight High Yield Fund and Old Mutual Discover Value Fund. [To be filed.]

(4)       Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Columbus Circle Technology and Communications Fund of the Registrant, Old Mutual Capital, Inc. and Columbus Circle Investors. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(5)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Emerging Growth Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Copper Rock

Capital Partners LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(6)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Small Cap Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Eagle Asset Management, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(7)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Large Cap Fund, Old Mutual Mid-Cap Fund, Old Mutual Small Cap Fund, Old Mutual Focused Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Liberty Ridge Capital, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(8)

Investment Sub-Advisory Agreement dated by and among the Registrant, on behalf of the Old Mutual Growth Fund of the Registrant, Old Mutual Capital, Inc. and Munder Capital Management. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(9)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Growth Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Select Growth Fund of the Registrant, Old Mutual Capital, Inc. and Turner Investment Partners, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(10)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Cash Reserves Fund of the Registrant, Old Mutual Capital, Inc. and Wellington Management Company, LLP. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(11)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Dwight Intermediate Fixed Income Fund of the Registrant, Old Mutual Capital, Inc. and Dwight Asset Management Company. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(12)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Analytic U.S. Long/Short Fund of the Registrant, Old Mutual Capital, Inc. and Analytic Investors, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(13)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Heitman REIT Fund of the Registrant, Old Mutual Capital, Inc. and Heitman Real Estate Securities LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(14)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Barrow Hanley Value Fund of the Registrant, Old Mutual Capital, Inc. and Barrow, Hanley, Mewhinney & Strauss Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(i)

Amended Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Barrow Hanley Value Fund of the Registrant, Old Mutual Capital, Inc. and Barrow, Hanley, Mewhinney & Strauss Inc. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(15)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of Old Mutual TS&W Small Cap Value Fund of the Registrant, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(17)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual TS&W Mid-Cap Value Fund of the Registrant, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley LLC. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(18)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Select Growth Fund, the Old Mutual Large Cap Growth Fund and the Old Mutual Large Cap Growth Concentrated Fund of the Registrant, Old Mutual Capital, Inc. and Ashfield Capital Partners, LLC. [To be filed.]

(19)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Advantage Growth Fund of the Registrant, Old Mutual Capital, Inc., and Ashfield Capital Partners, LLC. [To be filed].

(20)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Advantage Growth Fund of the Registrant, Old Mutual Capital, Inc., and Provident Investment Counsel, Inc. [To be filed.]

(21)      Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Barrow Hanley Core Bond Fund of the Registrant, Old Mutual Capital, Inc., and Barrow, Hanley, Mewhinney & Strauss Inc. [To be filed].

(22)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Dwight High Yield Fund of the Registrant, Old Mutual Capital, Inc., and Dwight Asset Management Company. [To be filed.]

(23)	Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Discover Value Fund, Old Mutual Capital, Inc., and Thomson, Horstmann & Bryant, Inc. [To be filed.]
(e)	Distribution Agreement.
(1)	Executed Distribution Agreement dated July 8, 2004 by and between the Registrant and Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 77 filed on October 19, 2004.
(2)	Second Amendment to the Distribution Agreement dated July 8, 2004, as amended November 1, 2006. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(3)	Third Amendment to the Distribution Agreement dated July 8, 2004, as amended June 4, 2007. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.
(4)	Fourth Amendment to the Distribution Agreement dated July 8, 2004, as amended November 19, 2007. [To be filed.]
(f)	Not Applicable
(g)

Custodian Agreement. Custodian Agreement between the Registrant and Wachovia Bank, NA (predecessor to U.S. Bank, National Association). Incorporated herein by reference to PEA No. 54 filed on March 8, 2002.

(1)

Schedule C dated July 14, 2003 to Custodian Agreement between the Registrant and Wachovia Bank, N.A. (predecessor to U.S. Bank, National Association) Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.

(2)

Amendment dated October 5, 2006 to Custodian Agreement and Schedule C to Custodian Agreement between the Registrant and U.S. Bank N.A. Incorporated herein by reference to PEA No. 90 filed on October 18, 2006.

(3)	Amendment dated March 14, 2007 to Custodian Agreement and Schedule C to Custodian Agreement between Registrant and U.S. Bank N.A. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.
(h)	Other Material Contracts.
(1)

Executed Administrative Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(i)	Schedule A dated October 29, 2001 to the Administrative Services Agreement dated January 25, 2001. Incorporated herein by reference to PEA No. 55 filed on July 26, 2002.
(ii)	Schedule A dated July 14, 2003 to the Administrative Services Agreement dated January 25, 2001. Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.
(iii)

Amendment to Administrative Services Agreement dated October 1, 2004 by and between the Registrant and Old Mutual Fund Services (formerly known as PBHG Fund Services). Incorporated herein by reference to PEA No. 77 filed on October 19, 2004.

(2)

Assignment and Assumption Agreement to Administrative Services Agreement dated December 31, 2005 by and between Old Mutual Advisor Funds II, Old Mutual Fund Services, and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 89 filed on August 21, 2006.

(3)

Sub-Administrative Services Agreement dated January 1, 2001 by and between PBHG Fund Services and SEI Fund Resources (now known as SEI Investments Mutual Funds Services). Incorporated herein by reference to PEA No. 47 filed May 8, 2001.

(i)	Schedule A dated October 29, 2001 to the Sub-Administrative Services Agreement dated January 1, 2001. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.
(ii)	Form of Amendment No. 1 to Sub-Administrative Services Agreement dated February 1, 2004. Incorporated herein by reference to PEA No. 76 filed July 28, 2004.
(iii)	Amendment No. 2 to the Sub-Administrative Services Agreement dated January 1, 2007. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.
(iv)	Amendment No. 3 to the Sub-Administrative Services Agreement dated June 4, 2007. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.
(4)

Assignment and Assumption Agreement to Sub-Administrative Services Agreement dated December 31, 2005 by and between Old Mutual Fund Services, Old Mutual Capital, Inc., and SEI Investments Mutual Funds Services. Incorporated herein by reference to PEA No. 89 filed on August 21, 2006.

(5)

Executed Agency Agreement dated January 1, 1998 and Schedule A dated December 14, 2000 by and between the Registrant and DST Systems, Inc. Incorporated herein by reference to PEA No. 42 filed December 15, 2000.

(i)	Exhibit A dated October 29, 2001 to the Agency Agreement dated January 1, 1998. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.
(ii)	Amendment to the Agency Agreement dated September 1, 2006. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.
(iii)	Amendment to the Agency Agreement dated June 4, 2007. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.
(6)	Amended and Restated Expense Limitation Agreement between Old Mutual Capital, Inc. and the Registrant. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.
(i)

Amendment dated May 9, 2007 to Schedules A through F of the Amended and Restated Expense Limitation Agreement dated December 21, 2006 between Old Mutual Capital, Inc. and the Registrant. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(ii)	Amended Schedules A through F of the Amended and Restated Expense Limitation Agreement dated December 21, 2006 between Old Mutual

Capital, Inc. and the Registrant. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(7)

Expense Limitation Agreement between the Registrant on behalf of the Old Mutual TS&W Mid-Cap Value Fund and Old Mutual Capital, Inc. dated June 4, 2007. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(8)

Extended Expense Limitation Agreement between the Registrant, on behalf of each Fund except the Old Mutual Advantage Growth Fund, the Old Mutual Barrow Hanley Core Bond Fund, and the Old Mutual Dwight High Yield Fund, and Old Mutual Capital, Inc. dated June 4, 2007.

(9)       Expense Limitation Agreement between the Registrant on behalf of the Old Mutual Advantage Growth Fund, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Dwight High Yield Fund, and Old Mutual Discover Value Fund and Old Mutual Capital, Inc. dated November 19, 2007. [To be filed.]

(10)      Executed Shareholder Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(11)

Executed Shareholder Web Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(12)	Service Plan for the Registrant’s Class A and Class C Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.
(13)	Escrow Agreement dated January 26, 2006 between the Registrant, Old Mutual Capital, Inc. and U.S. Bank, National Association. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(i)	Opinion and Consent of Counsel. Attached herewith as an Exhibit.
(j)	Consent of Independent Auditors. [To be filed.]
(k)	Not Applicable
(l)

Letter from Philadelphia Life Insurance Company to the Registrant with respect to the initial capitalization of the Registrant. Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A.

(m)	Plan under Rule 12b-1.
(1)	Plan under Rule 12b-1 with respect to the Advisor Class Shares. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(i)	Amendment to Schedule A of Plan under Rule 12b-1 with respect to the Advisor Class Shares. Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.
(2)	Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.
(i)	Amendment dated May 9, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.
(ii)	Amendment dated June 4, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to Class A shares. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.
(3)	Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.
(i)	Amendment dated May 9, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.
(ii)	Amendment dated June 4, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to Class C shares. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.
(4)	Distribution Plan under Rule 12b-1 with respect to the Class R Shares. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.
(i)	Amendment dated May 9, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to the Class R Shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.
(ii)	Amendment dated November 19, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to Class R Shares. [To be filed.]
(5)	Service Plan under Rule 12b-1 with respect to the Class R Shares. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.
(i)	Amendment dated May 9, 2007 to Schedule A of Service Plan under Rule 12b-1 with respect to Class R shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.
(ii)	Amendment dated November 19, 2007 to Schedule A of Service Plan under Rule 12b-1 with respect to Class R shares. [To be filed.]
(6)

Service Plan under Rule 12b-1 with respect to Class A and Class C Shares of the Old Mutual TS&W Mid-Cap Fund and the Old Mutual Cash Reserves Fund. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(n)	Rule 18f-3 Multiple Class Plan dated July 30, 2003, as amended April 23, 2007. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.
(1)	Amendment to Rule 18f-3 Multiple Class Plan dated July 30, 2003, as amended, dated April 23, 2007. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.
(2)	Amendment to Rule 18f-3 Multiple Class Plan dated July 30, 2003, as amended, dated November 19, 2007. [To be filed.]
(o)	Not Applicable
(p)	Code of Ethics.
(1)	Code of Ethics of Registrant. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.
(2)	Code of Ethics of Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(3)	Code of Ethics of Liberty Ridge Capital, Inc. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.
(4)	Code of Ethics of Wellington Management Company LLP. Attached herewith as an Exhibit.
(5)	Code of Ethics of Dwight Asset Management Company. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.
(6)	Code of Ethics of Analytic Investors, Inc. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.
(7)	Code of Ethics of Heitman Real Estate Securities LLC. Incorporated herein by reference to PEA No. 81 filed on July 22, 2005.
(8)	Code of Ethics of Thompson, Siegel & Walmsley LLC. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.
(9)	Code of Ethics of Columbus Circle Investors. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(10)	Code of Ethics of Copper Rock Capital Partners LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(11)	Code of Ethics of Eagle Asset Management, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(12)	Codes of Ethics of Munder Capital Management. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(13)	Code of Ethics of Turner Investment Partners, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(14)	Code of Ethics of Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.
(15)	Code of Ethics of Ashfield Capital Partners, LLC. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.
(16)	Code of Ethics of Provident Investment Counsel, Inc. [To be filed.]
(17)	Code of Ethics of Thomson, Horstmann & Bryant, Inc. [To be filed].

(18)     Code of Ethics of Barrow, Hanley, Mewhinney & Strauss Inc. [To be filed.]

(q)	Other: Trustees’ Power of Attorney. Incorporated herein by reference to PEA No. 93 filed on March 16, 2007.
ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons that are controlled by or under common control with the Registrant.

ITEM 25.	INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant include the following:

ARTICLE VIII

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 8.1.      Limitation of Liability. A Trustee or officer, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

Section 8.2.      Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

The Bylaws of the Registrant include the following:

ARTICLE VIII

INDEMNIFICATION

Section 1.         Indemnification. For the purpose of this Section 1, “Trust” includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction; “proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Section 1.

(a)        The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust’s best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

(b)       The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

(c)        Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person’s office with the Trust.

Section 2.         Advance Payments of Indemnifiable Expenses. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Indemnification Agreements between the Registrant and Old Mutual Capital include the following:

Indemnification Agreement regarding the Registrant’s filings made pursuant to Rule 497 on March 31, 2006:

The Company [Old Mutual Capital, Inc.] shall indemnify, defend, and hold harmless the Trusts [Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund], each of the Funds and the Trusts’ current and future trustees and those officers who are not also employees of the Company (collectively, the “Indemnitees”), against any loss, damage, fine, penalty, liability, claim, amount paid in settlement, cost or expense, including reasonable attorneys’ fees (collectively, “Losses”), that any of them may become subject to, or shall incur or suffer, to the extent such Losses arise out of, result from, or relate to any and all errors in the performance returns or the benchmark performance contained in:

a.          The Old Mutual Advisor Funds II July 22, 2005 registration statement (“Retail Registration Statement”) or in any Rule 497 filing made in respect of its Retail Registration Statement filed with the Securities and Exchange Commission (“SEC”) or other governmental authority, including but not limited to any litigation related thereto; and

b.         The Old Mutual Insurance Series Fund’s April 4, 2006 registration statement (“Insurance Registration Statement”) or in any Rule 497 filing made in respect of its Insurance Registration Statement filed with the SEC or any other governmental authority, including but not limited to any litigation related thereto.

Indemnification Agreement regarding the Registrant’s filings made pursuant to Rule 485(b) on June 30, 2006:

The Company [Old Mutual Capital, Inc.] shall indemnify, defend, and hold harmless the Trust, each of the Funds and the Trust’s current and future trustees and those officers who are not also employees of the Company (collectively, the “Indemnitees”), against any loss, damage, fine, penalty, liability, claim, amount paid in settlement, cost or expense, including reasonable attorneys’ fees (collectively, “Losses”), that any of them may become subject to, or shall incur or suffer, to the extent such Losses arise out of, result from, or relate to any and all errors in the Securities Act Filings [defined as filings made by the Trust with the Securities and Exchange Commission on June 30, 2006 under Rule 485(b) and a subsequent Securities Act filing made by the Trust on July 6, 2006 under Rule 497] or related filings made with any other governmental authority, including but not limited to any litigation related thereto.

Indemnification Agreement regarding security breach:

The Company [Old Mutual Capital, Inc.] shall indemnify, defend, and hold harmless the Trusts [including Old Mutual Advisor Funds II], each of the Funds and the Trusts’ current and future trustees and those officers who are not also employees of the Company (collectively, the “Indemnitees”), against any loss, damage, fine, penalty, liability, claim, amount paid in settlement, cost or expense, including reasonable attorneys’ fees (collectively, “Losses”), that any of them may become subject to, or shall incur or suffer, to the extent such Losses arise out of, result from, or relate to the Security Breach [defined as the theft of laptops from the premises of the Company and as a result, personally identifiable financial information may be accessible to unauthorized persons].

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR:

The list required by this Item 26 of officers and directors of the investment advisor and sub-advisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Forms ADV filed by the investment advisor and sub-advisors under the file numbers indicated in the table below:

Advisor/Sub-Advisor	Advisors Act Registration Number
Analytic Investors, Inc.	801-07082
Ashfield Capital Partners, LLC	801-67426
Barrow, Hanley, Mewhinney & Strauss Inc.	801-31237
Columbus Circle Investors	801-47516
Copper Rock Capital Partners LLC	801-63900
Dwight Asset Management Company	801-45304
Eagle Asset Management, Inc.	801-21343
Heitman Real Estate Securities LLC	801-48252
Liberty Ridge Capital, Inc.	801-48872
Munder Capital Management	801-48394
Old Mutual Capital, Inc.	801-63140
Provident Investment Counsel, Inc.	801-47993
Thompson, Siegel & Walmsley LLC	801-06273
Thomson, Horstmann & Bryant, Inc.	801-54432
Turner Investment Partners, Inc.	801-36220
Wellington Management Company, LLP	801-15908

ITEM 27.	PRINCIPAL UNDERWRITERS
(a)	Registrant’s distributor, Old Mutual Investment Partners, acts as distributor for Old Mutual Advisor Funds, Old Mutual Insurance Series Fund and the Registrant.
(b)	The principal business address of each person named in the table below is Old Mutual Investment Partners, 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.
Name	Positions and Office with Old Mutual Investment Partners	Position and Offices with Registrant
Bruce Johnston	President	None
George F. Endres	Senior Vice President	None
Debra Landsman-Yaros	Senior Vice President	None
Allyson Zoellner	Senior Vice President	None
Mark E. Black	Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer	None
Andra C. Ozols	Senior Vice President, General Counsel and Secretary	Vice President and Secretary

James F. Lummanick	Senior Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Dean Rodewald	Vice President	None
James Gallagher	Vice President	None
Mark Kiniry	Vice President	None
Pat Murphy	Vice President	None
Darrell Dick	Vice President	None
Heather Pacheco	Vice President	None

(c)	None.
ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

U.S. Bank, National Association (successor to Wachovia Bank, NA) 2 Liberty Place, 20th Floor Philadelphia, PA 19109

(b)

With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of Registrant’s Sub-Administrator:

SEI Investments Mutual Funds Services One Freedom Valley Road Oaks, PA 19456

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor or Sub-Advisors:

Old Mutual Capital, Inc. 4643 S. Ulster Street, Suite 600 Denver, CO 80237
Analytic Investors, Inc. 500 South Grand Avenue, 23rd Floor Los Angeles, CA 90071

Ashfield Capital Partners, LLC 750 Battery Drive, Suite 600 San Francisco, CA 94111
Barrow, Hanley, Mewhinney & Strauss Inc. 2200 Ross Avenue, 31st Floor Dallas, TX 75201
Columbus Circle Investors Metro Center One Station Place Stamford, CT 06902
Copper Rock Capital Partners LLC 200 Clarendon Street, 53rd Floor Boston, MA 02116
Dwight Asset Management Company 100 Bank Street Burlington, VT 05401
Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, FL 33716
Heitman Real Estate Securities LLC 191 North Wacker Drive, Suite 2500 Chicago, IL 60606
Liberty Ridge Capital, Inc. 1205 Westlakes Drive Berwyn, PA 19312
Munder Capital Management 480 Pierce Street Birmingham, MI 48009
Thompson, Siegel & Walmsley, Inc. 5000 Monument Ave. Richmond, VA 23230
Provident Investment Counsel 300 North Lake Avenue, Penthouse Suite Pasadena, CA 91101
Turner Investment Partners, Inc. 1205 Westlakes Drive, Suite 100 Berwyn, PA 19312

Wellington Management Company, LLP 75 State Street Boston, MA 02109
Thomson, Horstmann & Bryant, Inc. Park 80 West/Plaza One 5th Floor Saddle Brook, NJ 07663

ITEM 29.	MANAGEMENT SERVICES

None

ITEM 30.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant has duly caused this Post-Effective Amendment No. 99 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on this 21st day of September, 2007.

OLD MUTUAL ADVISOR FUNDS II
Registrant

By:	/s/ Julian F. Sluyters
Julian F. Sluyters
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 99 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date
/s/ John R. Bartholdson	*	Trustee	September 21, 2007
John R. Bartholdson

/s/ Jettie M. Edwards	*	Trustee	September 21, 2007
Jettie M. Edwards

/s/ Albert A. Miller	*	Trustee	September 21, 2007
Albert A. Miller

/s/ Leigh A. Wilson	*	Trustee	September 21, 2007
Leigh A. Wilson

/s/ Thomas M. Turpin	*	Trustee	September 21, 2007
Thomas M. Turpin

/s/ Julian F. Sluyters		President and Principal	September 21, 2007
Julian F. Sluyters		Executive Officer

/s/ Robert T. Kelly		Treasurer and Principal	September 21, 2007
Robert T. Kelly		Financial Officer

*By	/s/ Andra C. Ozols
Andra C. Ozols
Attorney-in-Fact, pursuant to a power of attorney

OLD MUTUAL ADVISOR FUNDS II

INDEX TO EXHIBITS

Item 23.

Exhibits:
EX-99.i.	Opinion and Consent of Counsel